                                                                  EXECUTION COPY





              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                   Depositor,





                               ABFS 1998-2, INC.,
                               Unaffiliated Seller





                                       and





                         AMERICAN BUSINESS CREDIT, INC.
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                      NEW JERSEY MORTGAGE INVESTMENT CORP.
                                   Originators





                            -------------------------





                         UNAFFILIATED SELLER'S AGREEMENT


                            Dated as of June 1, 1998


                                            TABLE OF CONTENTS

                                                                                                      Page



ARTICLE ONE        DEFINITIONS...........................................................................1

   Section 1.01.   Definitions...........................................................................1


ARTICLE TWO        PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS.......................................4

   Section 2.01.   Agreement to Purchase the Initial Mortgage Loans......................................4
   Section 2.02.   Agreement to Purchase the Subsequent Mortgage Loans...................................4
   Section 2.03.   Purchase Price........................................................................6
   Section 2.04.   Conveyance of Mortgage Loans; Possession of Mortgage Files............................6
   Section 2.05.   Delivery of Mortgage Loan Documents...................................................7
   Section 2.06.   Acceptance of Mortgage Loans..........................................................9
   Section 2.07.   Transfer of Mortgage Loans; Assignment of Agreement..................................10
   Section 2.08.   Examination of Mortgage Files........................................................10
   Section 2.09.   Books and Records....................................................................11
   Section 2.10.   Cost of Delivery and Recordation of Documents........................................11


ARTICLE THREE         REPRESENTATIONS AND WARRANTIES....................................................11

   Section 3.01.   Representations and Warranties as to the Originators.................................11
   Section 3.02.   Representations and Warranties as to the Unaffiliated Seller.........................13
   Section 3.03.   Representations and Warranties Relating to the Mortgage Loans........................15
   Section 3.04.   Representations and Warranties of the Depositor......................................23
   Section 3.05.   Repurchase Obligation for Defective Documentation and for Breach of a Representation
                   or Warranty..........................................................................24


ARTICLE FOUR       THE UNAFFILIATED SELLER..............................................................26

   Section 4.01.   Covenants of the Originators and the Unaffiliated Seller.............................26
   Section 4.02.   Merger or Consolidation..............................................................27
   Section 4.03.   Costs................................................................................27
   Section 4.04.   Indemnification......................................................................27


ARTICLE FIVE       CONDITIONS OF CLOSING................................................................29

   Section 5.01.   Conditions of Depositor's Obligations................................................29
   Section 5.02.   Conditions of Unaffiliated Seller's Obligations......................................31
   Section 5.03.   Termination of Depositor's Obligations...............................................32


ARTICLE SIX        MISCELLANEOUS........................................................................32

   Section 6.01.   Notices..............................................................................32
   Section 6.02.   Severability of Provisions...........................................................32
   Section 6.03.   Agreement of Unaffiliated Seller.....................................................33
   Section 6.04.   Survival.............................................................................33
   Section 6.05.   Effect of Headings and Table of Contents.............................................33
   Section 6.06.   Successors and Assigns...............................................................33
   Section 6.07.   Confirmation of Intent; Grant of Security Interest...................................33
   Section 6.08.   Miscellaneous........................................................................34
   Section 6.09.   Amendments...........................................................................34
   Section 6.10.   Third-Party Beneficiaries............................................................34
   Section 6.11.   GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.........................35
   Section 6.12.   Execution in Counterparts............................................................35


Exhibit A - Mortgage Loan Schedule


                                       ii

                  THIS UNAFFILIATED SELLER'S AGREEMENT, dated as of June 1, 1998, by and among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, its successors and assigns (the "Depositor"), ABFS 1998-2, INC., a Delaware corporation and its successors (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and NEW JERSEY MORTGAGE INVESTMENT CORP., a New Jersey corporation ("NJMIC", and together with ABC and Upland, the "Originators").

                  WHEREAS, Exhibit A attached hereto and made a part hereof lists certain fixed rate business and consumer purpose first and second lien mortgage loans (the "Mortgage Loans") owned by the Originators that the Originators desire to sell to the Unaffiliated Seller and the Unaffiliated Seller desires to sell to the Depositor and that the Depositor desires to purchase;

                  WHEREAS, it is the intention of the Originators, the Unaffiliated Seller and the Depositor that simultaneously with the Originators' conveyance of the Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's conveyance of the Mortgage Loans to the Depositor on the Closing Date,
(a) the Depositor shall deposit the Mortgage Loans in a trust pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, American Business Credit, Inc., as servicer (in such capacity, the "Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee") and (b) the Trustee shall issue certificates evidencing beneficial ownership interests in the property of the trust fund formed by the Pooling and Servicing Agreement to the Depositor;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

                  Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

                  "Accepted Servicing Practices" means the Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  "Agreement" means this Unaffiliated Seller's Agreement, as amended or supplemented in accordance with the provisions hereof.

                  "Appraised Value" means the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the Originators.

                  "Certificate Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

                  "Closing Date" shall have the meaning ascribed thereto in
Section 2.01(c).

                  "Commission" means the Securities and Exchange Commission.

                  "Cut-Off Date" means, with respect to the Initial Mortgage Loans, the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

                  "Cut-Off Date Aggregate Principal Balance" means the aggregate unpaid principal balance of the Initial Mortgage Loans as of the Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Cut-Off Date, as of the date of origination). The Cut-Off Date Aggregate Principal Balance is $99,404,106.67.

                  "Cut-Off Date Principal Balance" means as to each Mortgage Loan, its unpaid principal balance as of the Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Cut-Off Date, as of the date of origination).

                  "Deleted Mortgage Loan" means a Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Initial Cut-Off Date" means the close of business on May 31, 1998 or, with respect to Initial Mortgage Loans originated after May 31, 1998, the date of origination of such Initial Mortgage Loans.

                  "Initial Mortgage Loans" means the Mortgage Loans transferred and assigned to the Depositor on the Closing Date.

                  "Monthly Payment" means, as to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

                  "Mortgage" means the mortgage or deed of trust creating a first or second lien on an estate in fee simple in real property, and securing a Mortgage Note, as amended or modified.

                  "Mortgage Interest Rate" means, as to any Mortgage Loan, the fixed per annum rate at which interest accrues on the unpaid principal balance thereof.

                  "Mortgage Loans" means such of the mortgage loans to be sold, transferred and assigned to the Depositor on the Closing Date and each Subsequent Transfer Date pursuant to Article Two hereof (including the related Mortgage Notes and related Mortgages), all as identified in the Mortgage Loan Schedule, and including any mortgage loan substituting or replacing a Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement.

                  "Mortgage Loan Schedule" shall have the meaning ascribed thereto in Section 2.01(b).

                  "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, as amended or modified.

                  "Mortgaged Property" means the property subject to a Mortgage.

                  "Mortgagor" means the obligor on a Mortgage Note.

                  "Pooling and Servicing Agreement" shall have the meaning ascribed thereto in the recitals hereof.

                  "Prospectus" means the Prospectus dated June 10, 1997 relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

                  "Prospectus Supplement" means the Prospectus Supplement dated June 2, 1998, relating to the offering of the Certificates in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

                  "Qualified Appraiser" means an appraiser, duly appointed by the Unaffiliated Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-27355) relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsequent Cut-Off Date" means the date specified in the Addition Notice relating to Subsequent Mortgage Loans.

                  "Subsequent Mortgage Loans" means the Mortgage Loans hereafter transferred and assigned to the Depositor on a Subsequent Transfer Date.

                  "Termination Event" means the existence of any one or more of the following conditions:

                  (a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

                  (b) subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Certificates, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

                  (c) subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Certificate Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

                  (d) subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Certificates;
         (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus Supplement.

                  "Unaffiliated Seller" means ABFS 1998-2, Inc., in its capacity as Unaffiliated Seller of the Mortgage Loans under this Agreement and any successor to ABFS 1998-2, Inc., whether through merger, consolidation, purchase and assumption of ABFS 1998-2, Inc. or all or substantially all of its assets or otherwise.

                  Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.


                                   ARTICLE TWO

                PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

                  Section 2.01. Agreement to Purchase the Initial Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the Closing Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, the Mortgage Loans having the Cut-Off Date Aggregate Principal Balance or, in accordance with Section 2.08 hereof, such other balance as is evidenced by the actual Cut-Off Date Aggregate Principal Balance of the Mortgage Loans accepted by the Depositor on the Closing Date and listed in the Mortgage Loan Schedule.

                  (b) Subject to Section 2.08 hereof, the Depositor and the Unaffiliated Seller have agreed upon which of the Unaffiliated Seller's Mortgage Loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Unaffiliated Seller has prepared a schedule describing the Mortgage Loans (the "Mortgage Loan Schedule") setting forth all of the Mortgage Loans to be purchased under this Agreement, which schedule is attached hereto as Exhibit A. The Mortgage Loan Schedule shall conform to the requirements of the Depositor and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement.

                  (c) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Dewey Ballantine, New York, New York, at 10:00 a.m., New York time, on June 18, 1998 or such other place and time as the parties shall agree (such time being herein referred to as the "Closing Date").

                  Section 2.02. Agreement to Purchase the Subsequent Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the each Subsequent Transfer Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, Subsequent Mortgage Loans, having an Aggregate Principal Balance of up to $20,595,893.33 as listed in the Mortgage Loan Schedule attached to the related Addition Notice.

                  (b) Subject to Section 2.08 herein, the Mortgage Loans that are to be purchased by the Depositor on a Subsequent Transfer Date pursuant to this Agreement will be set forth on a Mortgage Loan Schedule to be attached to the related Addition Notice.

                  (c) Subject to the satisfaction of the conditions set forth in paragraph (d) below, (i) in consideration of the Unaffiliated Seller's delivery on the related Subsequent Transfer Dates to or upon the order of the Originators of the purchase price, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee without recourse but subject to terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer and (ii) in consideration of the Depositor's delivery on the related Subsequent Transfer Dates to or upon the order of the Unaffiliated Seller of the purchase price, the Unaffiliated Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee without recourse but subject to terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

                  (d) The Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (c) above shall be transferred by the Depositor to the Trust only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Unaffiliated Seller shall have provided the Trustee, the Rating Agencies and the Certificate Insurer with a timely Addition Notice, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans and shall have provided any other information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

                  (ii) the Unaffiliated Seller shall have deposited in the Collection Account all collections of (x) principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-Off Date and (y) interest due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

                  (iii) as of each Subsequent Transfer Date, the Depositor was not insolvent nor will be made insolvent by such transfer nor is the Depositor aware of any pending insolvency;

                  (iv) such addition will not result in a material adverse tax consequence to the Trust or the Holders of the Certificates;

                  (v) the Pre-Funding Period shall not have terminated;

                  (vi) the Unaffiliated Seller shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (d) and that the Subsequent Mortgage Loans comply with the provisions of Section 3.03(af) hereof and Section 2.03(c) of the Pooling and Servicing Agreement;

                  (vii) there shall have been delivered to the Certificate Insurer, the Rating Agencies and the Trustee, independent Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Startup Date (bankruptcy, corporate and tax opinions); and

                 (viii) the Originators, the Seller and the Depositor shall have delivered to the Trustee an executed subsequent transfer agreement substantially in the form of Exhibit L to the Pooling and Servicing Agreement.

                  (e) The obligation of the Depositor to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the requirements set forth in Section 2.03(c) of the Pooling and Servicing Agreement.

                  Section 2.03. Purchase Price. (a) On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Initial Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller (i) an amount in cash equal to the sum of (A) 99.65%, 99.65%, 99.65%, 99.65%, 99.65%
and 99.65% of the aggregate principal balance as of the Closing Date of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, respectively, and (B) accrued interest on such principal balance at the rate of 6.285%, 6.340%, 6.490%, 6.850% and 6.455% per annum, on the Class
A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively, from (and including) June 1, 1998 to (but not including) June 18, 1998, payable by wire transfer of same day funds and (ii) the Class R Certificates to be issued pursuant to the Pooling and Servicing Agreement.

                  On the Closing Date, as full consideration for the Originators' sale of the Initial Mortgage Loans to the Unaffiliated Seller, the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of (A) 99.65%, 99.65%, 99.65%, 99.65%, 99.65% and 99.65% of the
aggregate principal balance as of the Closing Date of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively, and
(B) accrued interest on such principal balance at the rate 6.285%, 6.340%, 6.490%, 6.850% and 6.455% per annum, on the Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively, from (and including) June 1, 1998 to (but not including) June 18, 1998, payable by wire transfer of same day funds.

                  (b) On each Subsequent Transfer Date, as full consideration for the Originators' sale to the Unaffiliated Seller and the Unaffiliated Seller's sale of the Subsequent Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller and the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of 100% of the aggregate Principal Balance of the Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date.

                  Section 2.04. Conveyance of Mortgage Loans; Possession of Mortgage Files. (a) On the Closing Date and on each Subsequent Transfer Date, the Originators shall sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, the insurance policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such insurance policies from and after the Closing Date and the Unaffiliated Seller shall sell, transfer, assign, set over and convey to the Depositor, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, the insurance policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such insurance policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the

Closing Date. Upon payment of the purchase price for such Mortgage Loans as provided in Section 2.03 of this Agreement, the Originators and the Unaffiliated Seller shall have hereby, and shall be deemed to have, sold, transferred, assigned, set over and conveyed such Mortgage Loans, the insurance policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such insurance policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the Closing Date.

                  (b) Upon the sale of such Mortgage Loans, the ownership of each related Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Originators or the Unaffiliated Seller shall immediately vest in the Depositor. The contents of any Mortgage File in the possession of the Originators or the Unaffiliated Seller at any time after such sale, and any principal collected and interest due on the Mortgage Loans after the Cut-Off Date and received by the Originators or the Unaffiliated Seller, shall be held in trust by the Originators or the Unaffiliated Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Originators or the Unaffiliated Seller to or upon the order of the Depositor.

                  (c) Pursuant to the Pooling and Servicing Agreement, the Depositor shall, on the Closing Date, assign all of its right, title and interest in and to the applicable Mortgage Loans to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Section 2.05. Delivery of Mortgage Loan Document. (a) On or prior to the Closing Date or Subsequent Transfer Date, as applicable, the related Originator shall deliver to the Unaffiliated Seller, and the Unaffiliated Seller shall deliver to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), each of the following documents for each applicable Mortgage Loan:


                  (i) The original Mortgage Note, endorsed without recourse in blank by the related Originator, including all intervening endorsements showing a complete chain of endorsement;

                  (ii) The related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

                  (iii) The recorded mortgage assignment, or copy thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (which assignment may, at the related Originator's option, be combined with the assignment referred to in subpart (iv) hereof);

                  (iv) A mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of each Mortgage from the related Originator to the Trustee;

                  (v) Originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

                  (vi) An original policy of title insurance (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder, together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation).

                  In instances where the original recorded Mortgage and a completed assignment thereof in recordable form cannot be delivered by the related Originator to the Unaffiliated Seller, and by the Unaffiliated Seller to the Trustee prior to or concurrently with the execution and delivery of this Agreement (or, with respect to Subsequent Mortgage Loans, prior to or on the Subsequent Transfer Date), due to a delay in connection with recording, the related Originator may:

                           (x) In lieu of delivering such original recorded Mortgage, deliver to the Trustee a copy thereof provided that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

                           (y) In lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in recordable form, otherwise complete except for recording information.

                  (b) Pursuant to the Pooling and Servicing Agreement, the Unaffiliated Seller shall be required to promptly submit, or cause to be submitted by the related Originator, for recording in the appropriate public office for real property records, each assignment referred to in (a) above. The Trustee shall be required to retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Unaffiliated Seller or such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter the Unaffiliated Seller or such Originator shall be required to submit each such assignment for recording.

                  (c) The Unaffiliated Seller or the related Originator shall, within five Business Days after the receipt thereof, deliver or cause to be delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement): (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); (ii) the original recorded assignment of Mortgage from the related Originator to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Trustee in those instances where copies of such assignments certified by the related Originator were delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); and (iii) the title insurance policy or title opinion required in clause (a)(vi) above. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the Unaffiliated Seller or the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Unaffiliated Seller or the related Originator may forward or cause to be forwarded to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) additional original documents evidencing an assumption or modification of a Mortgage Loan.

                  (d) All original documents relating to the Mortgage Loans that are not delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) as permitted by Section 2.05 (a) are and shall be held by the Unaffiliated Seller or the related Originator in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section 2.05 to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement). From and after the sale of the Mortgage Loans to the Depositor pursuant hereto, to the extent that the Unaffiliated Seller or the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), such title shall be retained in trust for the Depositor as the owner of the Mortgage Loans and the Trustee, as the Depositor's assignee.

                  Section 2.06. Acceptance of Mortgage Loans. (a) Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed to execute and deliver on or prior to the Closing Date, or any Subsequent Transfer Date, an acknowledgment of receipt of, for each Mortgage Loan, the original Mortgage Note with respect to each Mortgage Loan (with any exceptions noted), in the form attached as Exhibit E to the Pooling and Servicing Agreement and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund in the Pooling and Servicing Agreement and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth in the Pooling and Servicing Agreement for the benefit of the Certificateholders and the Certificate Insurer. Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Trustee's Mortgage File within 30 days after the Closing Date or the Subsequent Transfer Date, as applicable (or, with respect to any Qualified Substitute Mortgage Loan, within 30 days after the receipt by the Trustee thereof), and to deliver to the Unaffiliated Seller, the Servicer and the Certificate Insurer a certification in the form attached to the Pooling and Servicing Agreement as Exhibit F to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date. Pursuant to the Pooling and Servicing Agreement, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Pursuant to the Pooling and Servicing Agreement, within 90 days of the Closing Date, with respect to the Initial Mortgage Loans, and within 90 days of the Subsequent Transfer Date, with respect to any related Subsequent Mortgage Loans, the Trustee shall be required to deliver (or cause to be delivered) to the Servicer, the Unaffiliated Seller, the initial Certificateholders and the Certificate Insurer a final certification in the form attached to the Pooling and Servicing Agreement as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date.

                  (b) The Pooling and Servicing Agreement provides that, if the Trustee during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 or the description thereof as set forth in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Servicer, the Unaffiliated Seller, the related Originator and the Certificate Insurer. The Unaffiliated Seller agrees that in performing any such review, the Trustee may conclusively rely on the Unaffiliated Seller as to the purported genuineness of any such document and any signature thereon. Each of the Originators and the Unaffiliated Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is notified. If, however, within 60 days after such notice neither the Unaffiliated Seller nor any Originator has remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, then the Unaffiliated Seller and the Originators shall be obligated to either substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan or purchase such Mortgage Loan in the manner and subject to the conditions set forth in Section 3.05.

                  (c) The failure of the Trustee or the Certificate Insurer to give any notice contemplated herein within the time periods specified above shall not affect or relieve the Unaffiliated Seller's obligation to repurchase for any Mortgage Loan pursuant to this Section 2.06 or Section 3.05 of this Agreement.

                  Section 2.07. Transfer of Mortgage Loans; Assignment of Agreement. The Originators and the Unaffiliated Seller each hereby acknowledges and agrees that the Depositor may assign its interest under this Agreement to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement, without further notice to, or consent of, the Unaffiliated Seller or the Originators, and the Trustee shall succeed to such of the rights and obligations of the Depositor hereunder as shall be so assigned. The Depositor shall, pursuant to the Pooling and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.06 and 3.05 hereof for breaches of the representations, warranties, agreements and covenants of the Unaffiliated Seller or the Originators contained in Sections 2.05, 2.06, 3.02 and 3.03 hereof to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Trustee and the Trustee may enforce, without joinder of the Depositor, the repurchase obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

                  Section 2.08. Examination of Mortgage Files. Prior to the Closing Date and each Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall make the Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date or Subsequent Transfer Date, as the case may be. If the Depositor or its designee makes such examination prior to the Closing Date or Subsequent Transfer Date, as the case may be, and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule and may be replaced, prior to the Closing Date or Subsequent Transfer Date, as the case may be, by substitute Mortgage Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor or the Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Trustee to demand repurchase or other relief as provided in this Agreement.

                  Section 2.09. Books and Records. The sale of each Mortgage Loan shall be reflected on each of the Originators' and the Unaffiliated Seller's accounting and other records, balance sheet and other financial statements as a sale of assets by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor. Each of the Originators and the Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Section 2.10. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents specified in this Article Two in connection with the Mortgage Loans shall be borne by the Unaffiliated Seller.


                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01. Representations and Warranties as to the Originators. Each of the Originators hereby represents and warrants to the Unaffiliated Seller and the Depositor, as of the Closing Date, that:

                  (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) the State of Pennsylvania (with respect to ABC and Upland) or (ii) the State of New Jersey (with respect to NJMIC) and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this

Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Trustee (or the Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Mortgage Pool", "The Originators, the Seller and the Servicer" and "Servicing of the Mortgage Loans" nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) Upon the receipt of each Trustee's Mortgage File by the Depositor under this Agreement, the Depositor will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;


                  (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trustee);

                  (l) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

                  (m) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

                  Section 3.02. Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

                  (a) The Unaffiliated Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Unaffiliated Seller and to perform its obligations as the Unaffiliated Seller hereunder, and in any event the Unaffiliated Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Unaffiliated Seller has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Unaffiliated Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Unaffiliated Seller; and all requisite corporate action has been taken by the Unaffiliated Seller to make this Agreement valid and binding upon the Unaffiliated Seller in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Unaffiliated Seller of or compliance by the Unaffiliated Seller with this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Unaffiliated Seller or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Unaffiliated Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Unaffiliated Seller is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Unaffiliated Seller or its property is subject, or impair the ability of the Trustee (or the Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Mortgage Pool", "The Originators, the Seller and the Servicer" and "Servicing of the Mortgage Loans" nor any statement, report or other document prepared by the Unaffiliated Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Unaffiliated Seller, threatened before a court, administrative agency or government tribunal against the Unaffiliated Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Unaffiliated Seller, or in any material impairment of the right or ability of the Unaffiliated Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Unaffiliated Seller, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Unaffiliated Seller contemplated herein, or which would impair materially the ability of the Unaffiliated Seller to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Unaffiliated Seller is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Unaffiliated Seller and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Unaffiliated Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) Upon the receipt of each Trustee's Mortgage File by the Depositor under this Agreement, the Depositor will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Unaffiliated Seller (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Unaffiliated Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Unaffiliated Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Unaffiliated Seller, the Unaffiliated Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Unaffiliated Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Unaffiliated Seller is solvent and the sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement will not cause the Unaffiliated Seller to become insolvent. The sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Unaffiliated Seller's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trustee);

                  (l) The Unaffiliated Seller has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

                  (m) The Unaffiliated Seller has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Unaffiliated Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans. Section

                  3.03. Representations and Warranties Relating to the Mortgage Loans. The Originators represent and warrant to the Unaffiliated Seller and the Unaffiliated Seller represents to the Depositor that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Transfer Date, as to each Subsequent Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Unaffiliated Seller to the Depositor:

                  (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                  (b) The information to be provided by the Unaffiliated Seller or the Originators, directly or indirectly, to the Depositor in connection with a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Unaffiliated Seller and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (d) Immediately prior to the transfer and assignment by the related Originator to the Unaffiliated Seller and by the Unaffiliated Seller to the Trustee, the Unaffiliated Seller and such Originator, as applicable, had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Unaffiliated Seller and such Originator has transferred all right, title and interest in each Mortgage Loan to the Trustee and the Unaffiliated Seller, as applicable;

                  (e) As of the Cut-Off Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for 30 or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods;

                  (f) No Mortgage Loan has Mortgage Interest Rate less than 7.99% per annum and the weighted average Mortgage Interest Rate of the Mortgage Loans is 11.46%;

                  (g) At origination, no Mortgage Loan had an original term to maturity of greater than 360 months;

                  (h) As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans is 227 months;

                  (i) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (ff) below;

                  (j) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  (k) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                  (l) To the best knowledge of the Unaffiliated Seller and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                  (m) Neither the Originators nor the Unaffiliated Seller has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Unaffiliated Seller;

                  (n) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Trustee on behalf of the Unaffiliated Seller;

                  (o) No Mortgage Loan had, at the date of origination, a Combined Loan-to-Value Ratio in excess of 100%, and the weighted average Combined Loan-to-Value ratio of all Mortgage Loans as of the Statistical Calculation Date is approximately 76.03%;

                  (p) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the originator's normal documentation requirements;

                  (q) No more than the following percentages of the Mortgage Loans by Principal Balance as of the Statistical Calculation Date are secured by Mortgaged Properties located in the following states:


                                                        Percent of
                State                                Principal Balance
                -----                                -----------------

               Colorado                                    0.15%
               Connecticut                                 1.22
               Delaware                                    3.98
               Florida                                     2.43
               Georgia                                     7.60
               Illinois                                    0.64
               Indiana                                     0.29
               Kentucky                                    0.48
               Maryland                                    3.34
               Massachusetts                               0.03
               Michigan                                    0.08
               Mississippi                                 1.53
               North Carolina                              1.03
               New Jersey                                 30.00
               New York                                   14.58
               Ohio                                        1.53
               Pennsylvania                               26.78
               South Carolina                              0.32
               Tennessee                                   0.33
               Virginia                                    3.66
                                                         ------
                                                         100.00%
                                                         ======

                  (r) The Mortgage Loans were not selected by the Unaffiliated Seller or the Originators for sale hereunder or inclusion in the Trust Fund on any basis adverse to the Trust Fund relative to the portfolio of similar mortgage loans of the Unaffiliated Seller or the Originators;

                  (s) None of the Mortgage Loans constitutes a lien on leasehold interests;

                  (t) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Unaffiliated Seller's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                  (u) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Unaffiliated Seller or the Originators, there is no requirement for, and neither the Unaffiliated Seller nor the Originators shall make any, future advances thereunder. Any future advances made prior to the Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                  (v) All Mortgage Loans were originated in compliance with the Originators' Underwriting Guidelines;

                  (w) The terms of the Mortgage and Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Trustee and which has been delivered to the Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                  (x) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                  (y) Other than delinquencies described in clause (e) above, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Unaffiliated Seller has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Unaffiliated Seller has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                  (z) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Unaffiliated Seller's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) To the best of the Unaffiliated Seller's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

                  (bb) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                  (cc) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                  (dd) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the Unaffiliated Seller and the Originators thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 6.07 hereof. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The assignment of Mortgage delivered to the Trustee pursuant to Section 2.04(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Trustee of the endorsed Mortgage Note, and such assignment of Mortgage, and the delivery of such assignment of Mortgage for recording to, and the due recording of such assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Unaffiliated Seller and the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Unaffiliated Seller or the Originators from being enforceable;

                  (ee) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

                  (ff) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Unaffiliated Seller, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Trustee of the Unaffiliated Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and neither the Unaffiliated Seller nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (gg) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.05 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Unaffiliated Seller, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                  (hh) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, as no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (ii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a manufactured dwelling, (vii) a log-constructed home, or (viii) a recreational vehicle;

                  (jj) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Unaffiliated Seller or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Unaffiliated Seller have been capitalized under the Mortgage or the Mortgage Note;

                  (kk) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                  (ll) The origination and collection practices used by the Unaffiliated Seller, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                  (mm) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

                  (nn) All amounts received by the Unaffiliated Seller or the Originators with respect to such Mortgage Loan after the Cut-Off Date and required to be deposited in the Certificate Account have been so deposited in the Certificate Account and are, as of the Closing Date, or will be as of the Subsequent Transfer Date, as applicable, in the Certificate Account;

                  (oo) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

                  (pp) When measured by the Cut-Off Date Balances of all Mortgage Loans as of the Statistical Calculation Date, the Mortgagors with respect to at least 85% of the Mortgage Loans represented at the time of origination that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

                  (qq) Each of the Originators and the Unaffiliated Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                  (rr) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

                  (ss) With respect to second lien Mortgage Loans:

                  (i) the Unaffiliated Seller has no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                  (ii) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

                  (iii) if the prior mortgage has a negative amortization, the Combined Loan-to-Value Ratio was determined using the maximum loan amount of such prior mortgage,

                  (iv) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision, and

                  (v) the Mortgage Loans conform in all material respects to the description thereof in the Prospectus Supplement.

                  (tt) Each of the Originators and the Unaffiliated Seller further represents and warrants to the Trustee and the Certificateholders that as of the Subsequent Cut-Off Date all representations and warranties set forth in clauses (a) through (ss) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection (tt) as to the following matters will be deemed to be correct if: (i) each Subsequent Mortgage Loan is not 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the original term to maturity of each Subsequent Mortgage Loan does not exceed 360 months; (iii) each Subsequent Mortgage Loan has a Mortgage Interest Rate of at least 7.90%; (iv) the purchase of the Subsequent Mortgage Loans is consented to by the Certificate Insurer and the Rating Agencies; (v) the principal balance of any Subsequent Mortgage Loan does not exceed $375,000.00; (vi) no more than 15% of the Subsequent Mortgage Loans are second liens; (vii) no Subsequent Mortgage Loan has a CLTV of more than, (A) for consumer purpose loans, 95%, and (B) for business purpose loans, 75%; (viii) no more than 40% of the Subsequent Mortgage Loans are Balloon Loans;
(ix) no more than 9% of the Subsequent Mortgage Loans are secured by mixed-use properties, commercial properties, or four or more unit multifamily properties;
(x) no more than 3% of the Subsequent Mortgage Loans are secured by commercial properties; and (xi) following the purchase of the Subsequent Mortgage Loans by the Trust, the Mortgage Loans (including the Subsequent Mortgage Loans) (A) will have a weighted average Mortgage Rate, (I) for consumer purpose loans, of at least 11.25% and (II) for business purpose loans, of at least 15.80%; and (B) will have a weighted average CLTV of not more than (I) for consumer purpose loans, 80%, and (II) for business purpose loans, 64%.

                  (uu) To the best of the Unaffiliated Seller's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (vv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under, released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Seller or any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto; and

                  (ww) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally. Section

                  3.04. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement and the Closing Date, that:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

                  (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

                  (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

                  Section 3.05. Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. (a) Each of the representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall survive the purchase by the Depositor of the Mortgage Loans and the subsequent transfer thereof by the Depositor to the Trustee and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement.

                  (b) With respect to any representation or warranty contained in Section 3.01 that is made to the best of the Originators' knowledge or contained in Sections 3.02 or 3.03 hereof that is made to the best of the Unaffiliated Seller's and the Originators' knowledge, if it is discovered by the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Originators' or the Unaffiliated Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Originators, the Unaffiliated Seller, the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originators' or the Unaffiliated Seller's best knowledge), the party discovering such breach shall give pursuant to Section 3.03 of the Pooling and Servicing Agreement prompt written notice to the others. Subject to the next to last paragraph of this Section 3.05, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Unaffiliated Seller and the Originators shall (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such Principal Balance and (ii) 30 days' interest on such Principal Balance, computed at the Mortgage Interest Rate, net of the Servicing Fee if the Unaffiliated Seller is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is 2 years after the Startup Day or at such later date, if the Trustee and the Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Any such substitution shall be accompanied by payment by the Unaffiliated Seller of the Substitution Adjustment, if any, to be deposited in the Certificate Account pursuant to the Pooling and Servicing Agreement. The Originators shall cooperate with the Unaffiliated Seller to cure any breach and shall reimburse the Unaffiliated Seller for the costs and expenses related to any cure, substitution (including any Substitution Adjustment) or repurchase incurred by the Unaffiliated Seller pursuant to this Section 3.05.

                  (c) As to any Deleted Mortgage Loan for which the Unaffiliated Seller or an Originator substitutes a Qualified Substitute Mortgage Loan or Loans, the Unaffiliated Seller or such Originator shall effect such substitution by delivering to the Trustee a certification in the form attached to the Pooling and Servicing Agreement as Exhibit H, executed by a Servicing Officer and the documents described in Section 2.06(a) for such Qualified Substitute Mortgage Loan or Loans. Pursuant to the Pooling and Servicing Agreement, upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Trustee's Mortgage File, and the deposit of certain amounts in the Certificate Account pursuant to Section 2.07(b) of the Pooling and Servicing Agreement (which certification shall be in the form of Exhibit H to the Pooling and Servicing Agreement), the Trustee shall be required to release to the Servicer for release to the Unaffiliated Seller the related Trustee's Mortgage File and shall be required to execute, without recourse, and deliver such instruments of transfer furnished by the Unaffiliated Seller as may be necessary to transfer such Mortgage Loan to the Unaffiliated Seller or such Originator.

                  (d) Pursuant to the Pooling and Servicing Agreement, the Servicer shall deposit in the Certificate Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Unaffiliated Seller. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Unaffiliated Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Pursuant to the Pooling and Servicing Agreement, the Servicer shall be required to give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Pooling and Servicing Agreement and the substitution of the Qualified Substitute Mortgage Loan. The parties hereto agree to amend the Mortgage Loan Schedule accordingly. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of the Pooling and Servicing Agreement and this Agreement in all respects, and the Unaffiliated Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.02 and
3.03 herein. On the date of such substitution, the Unaffiliated Seller will remit to the Servicer and pursuant to the Pooling and Servicing Agreement the Servicer will deposit into the Certificate Account an amount equal to the Substitution Adjustment, if any.

                  (e) It is understood and agreed that the obligations of the Unaffiliated Seller and the Originator set forth in Section 2.06 and this
Section 3.05 to cure, purchase or substitute for a defective Mortgage Loan as provided in Section 2.06 and this Section 3.05 constitute the sole remedies of the Depositor, the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the foregoing representations and warranties.

                  (f) Any cause of action against the Unaffiliated Seller or an Originator relating to or arising out of the breach of any representations and warranties or covenants made in Sections 2.06, 3.02 or 3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Unaffiliated Seller or such Originator, (ii) failure by the Unaffiliated Seller or such Originator to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Unaffiliated Seller or such Originator by the Trustee for all amounts payable in respect of such Mortgage Loan.

                  (g) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is imminent, no purchase, or substitution pursuant to Section 2.06(b) or this Section 3.05 shall be made unless the Unaffiliated Seller provides to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code or a tax on contributions to the REMIC Trust under the REMIC Provisions, or
(ii) cause the REMIC Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with Section 2.06 and this Section 3.05) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee and the Certificate Insurer of an Opinion of Counsel to the effect that such purchase or substitution will not result in the events described in clauses (i) and (ii) of the preceding sentence.

                  (h) Pursuant to the Pooling and Servicing Agreement, upon discovery by the Unaffiliated Seller, the Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within 5 days of the discovery) give written notice thereof to the other parties. In connection therewith, the Unaffiliated Seller or the related Originator shall repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by any of the foregoing parties, or the Trustee's or the Unaffiliated Seller's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Sections 3.02 or 3.03. Pursuant to the Pooling and Servicing Agreement the Trustee shall reconvey to the Unaffiliated Seller or the related Originator the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Sections 3.02 or 3.03.

                  (i) Notwithstanding anything in this Agreement or the Pooling and Servicing Agreement to the contrary, the Unaffiliated Seller's repurchase obligations hereunder shall not include failure of the Trustee to record assignments of the Mortgage Loans referenced in clause (a)(iii) in Section 2.05. All parties hereto acknowledge and agree that the Trustee has the responsibility to record all such assignments of the Mortgage Loans to the Trustee.

                  (j) Each of the Originators and the Unaffiliated Seller shall be jointly and severally responsible for any repurchase, cure or substitution obligation of any of the Originators or the Unaffiliated Seller under this Agreement and the Pooling and Servicing Agreement.

                                  ARTICLE FOUR

                             THE UNAFFILIATED SELLER

                  Section 4.01. Covenants of the Originators and the Unaffiliated Seller. Each of the Originators and the Unaffiliated Seller covenants to the Depositor as follows:

                  (a) The Originators and the Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Certificates in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

                  (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control.

                  (c) The Originators and the Unaffiliated Seller hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Trustee, and the rating, issuance and sale of the Certificates.

                  Section 4.02. Merger or Consolidation. Each of the Originators and the Unaffiliated Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Unaffiliated Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Unaffiliated Seller shall be a party, or any Person succeeding to the business of the Originators or the Unaffiliated Seller, shall be approved by the Certificate Insurer which approval shall not be unreasonably withheld. If the approval of the Certificate Insurer is not required, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Unaffiliated Seller without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Unaffiliated Seller shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

                  Section 4.03. Costs. In connection with the transactions contemplated under this Agreement and the Pooling and Servicing Agreement, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (a) the fees and disbursements of the Depositor's, the Seller's and the Originator's counsel; (b) the fees of S&P and Moody's; (c) any of the fees of the Trustee and the fees and disbursements of the Trustee's counsel; (d) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Certificates; (e) fees and expenses relating to the filing of documents with the Securities and Exchange Commission (including without limitation periodic reports under the Exchange Act); (f) the shelf registration amortization fee of 0.04% of the Class A Certificate Principal Balance on the Closing Date, paid in connection with the issuance of Certificates; and (g) all of the initial expenses (not to exceed $75,000) of the Certificate Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

                  Section 4.04. Indemnification. (a) (i) The Originators and the Unaffiliated Seller, jointly and severally, agree to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Originators or the Unaffiliated Seller, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which the Originators and the Unaffiliated Seller may otherwise have.

                           (ii) The Originators and the Unaffiliated Seller, jointly and severally, agree to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Originators or the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement. The Originators or the Unaffiliated Seller shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement, and the Originators or the Unaffiliated Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim. Pursuant to the Pooling and Servicing Agreement, the Trustee shall reimburse the Unaffiliated Seller in accordance with the Pooling and Servicing Agreement for all amounts advanced by the Unaffiliated Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement.

                  (b) The Depositor agrees to indemnify and hold harmless each of the Originators and the Unaffiliated Seller, each of their respective directors and each person or entity who controls the Originators or the Unaffiliated Seller or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Originators or the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Originators and the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by such party or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (a)(i) of this Section 4.04; provided, however, that in no event shall the Depositor be liable to the Unaffiliated Seller under this paragraph (b) in an amount in excess of the Depositor's resale profit or the underwriting fee on the sale of the Certificates. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 4.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 4.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.04 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originators and the Unaffiliated Seller on the one hand, and the Depositor on the other, the Originators', the Unaffiliated Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originators, the Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.04, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Originators or the Unaffiliated Seller, and each person, if any who controls the Originators or the Unaffiliated Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Originators and the Unaffiliated Seller.

                                  ARTICLE FIVE

                              CONDITIONS OF CLOSING

                  Section 5.01. Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction on the Closing Date of the following conditions. Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

                  (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller.

                  (b) The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche LLP, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement under the captions "Prepayment and Yield Considerations" and "The Mortgage Pool."

                  (c) The Mortgage Loans will be acceptable to the Depositor, in its sole discretion.

                  (d) The Depositor shall have received the following additional closing documents, in form and substance satisfactory to the Depositor and its counsel:

                  (i)    the Mortgage Loan Schedule;

                  (ii) the Pooling and Servicing Agreement dated as of June 1, 1998 and the Underwriting Agreement dated as of June 2, 1998 between the Depositor and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

                  (iii) officer's certificates of an officer of each of the Originators and the Unaffiliated Seller, dated as of the Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                  (iv) copy of each of the Originators and the Unaffiliated Seller's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

                  (v) an opinion of the counsel for the Originators and the Unaffiliated Seller as to various corporate matters (it being agreed that the opinion shall expressly provide that the Trustee shall be entitled to rely on the opinion);

                  (vi) opinions of counsel for the Unaffiliated Seller, in forms acceptable to the Depositor, its counsel, S&P and Moody's as to such matters as shall be required for the assignment of a rating to the Class A Certificates of AAA by S&P, and Aaa by Moody's (it being agreed that such opinions shall expressly provide that the Trustee shall be entitled to rely on such opinions);

                  (vii) a letter from Moody's that it has assigned a rating of Aaa to the Class A Certificates;

                  (viii) a letter from S&P that it has assigned a rating of AAA to the Class A Certificates;

                  (ix) an opinion of counsel for the Trustee in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                  (x) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion); and

                  (xi) an opinion or opinions of counsel for the Certificate Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

                  (e) The Certificate Insurance Policy shall have been duly executed, delivered and issued with respect to the Class A Certificates.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

                  Section 5.02. Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

                  (b) The Unaffiliated Seller shall have received the following additional documents:

                  (i) the Pooling and Servicing Agreement, and all documents required thereunder, in each case executed by the Depositor as applicable; and

                  (ii) a copy of a letter from Moody's to the Depositor to the effect that it has assigned a rating of Aaa to the Class A Certificates and a copy of a letter from S&P to the Depositor to the effect that it has assigned a rating of AAA to the Class A Certificates.

                  (iii) an opinion of counsel for the Trustee in form and substance acceptable to the Unaffiliated Seller and its counsel;

                  (iv) an opinion or opinions of counsel for the Certificate Insurer, in each case in form and substance acceptable to the Unaffiliated Seller and its counsel;

                  (v) an opinion of the counsel for the Depositor as to securities and tax matters; and

                  (vi) an opinion of the counsel for the Depositor as to true sale matters.

                  (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

                  Section 5.03. Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the purchase price for the Mortgage Loans if: (a) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (c) there shall have been the consent by the Unaffiliated Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or of or relating to substantially all of the property of the Unaffiliated Seller; (d) any purchase and assumption agreement with respect to the Unaffiliated Seller or the assets and properties of the Unaffiliated Seller shall have been entered into; or (e) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.


                                   ARTICLE SIX

                                  MISCELLANEOUS

                  Section 6.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292,
Attention: Asset Finance Group, or to such other address as the Depositor may designate in writing to the Unaffiliated Seller and if to the Unaffiliated Seller, addressed to the Unaffiliated Seller at ABFS 1998-2, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, Pennsylvania 19004, Attention: Mr. Anthony Santilli, Jr., or to such other address as the Unaffiliated Seller may designate in writing to the Depositor.

                  Section 6.02. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  Section 6.03. Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  Section 6.04. Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

                  Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 6.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Certificate Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller.

                  Section 6.07. Confirmation of Intent; Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale of the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Originators to the Unaffiliated Seller or by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or the Unaffiliated Seller, as the case may be. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Originators or the Unaffiliated Seller then (a) this Unaffiliated Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of such parties' right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Originators, the Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the

Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  Section 6.08. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

                  Section 6.09. Amendments. (a) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor by written agreement, upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Unaffiliated Seller and the Depositor with the consent of the Certificate Insurer, the Majority Certificateholders and the Holders of the majority of the Percentage Interest in the Class R Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC Trust as a REMIC or cause a tax to be imposed on the REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. Section

                  6.10. Third-Party Beneficiaries. The parties agree that each of the Certificate Insurer and the Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trustee for the benefit of the Certificateholders and the Certificate Insurer pursuant to the Pooling and Servicing Agreement and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under Section 4.01 and 4.04(a)(ii) of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of
Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.04(a)(i) of this Agreement.

                  Section 6.11. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  (b) THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 6.01 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE DEPOSITOR AND THE UNAFFILIATED SELLER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  Section 6.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties, to this Unaffiliated Seller's Agreement have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                         PRUDENTIAL SECURITIES SECURED
                                             FINANCING CORPORATION



                                         By: _________________________
                                             Name:
                                             Title:


                                         ABFS 1998-2, INC.



                                         By: _________________________
                                             Name:
                                             Title:


                                         AMERICAN BUSINESS CREDIT, INC.



                                         By: _________________________
                                             Name:
                                             Title:


                                         HOMEAMERICAN CREDIT, INC.,
                                             D/B/A UPLAND MORTGAGE



                                         By: _________________________
                                             Name:
                                             Title:

                                         NEW JERSEY MORTGAGE INVESTMENT
                                           CORP.



                                         By: _________________________
                                             Name:
                                             Title:

STATE OF NEW YORK          )
                           )  ss.
COUNTY OF NEW YORK         )


                  On June 18, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Vice President of Prudential Securities Secured Financing Corporation, a Delaware corporation, the corporation that executed the within Unaffiliated Seller's Agreement on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                                   ____________________________
                                                   Notary Public

                                                   My Commission expires:

STATE OF PENNSYLVANIA      )
                           )  ss.
COUNTY OF  MONTGOMERY      )


                  On June 18, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be President of ABFS 1998-2, Inc., the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.




                                                   ____________________________
                                                   Notary Public

                                                   My Commission expires:

STATE OF PENNSYLVANIA      )
                           )  ss.
COUNTY OF MONTGOMERY       )


                  On June 18, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be President of American Business Credit, Inc., the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                                   ____________________________
                                                   Notary Public

                                                   My Commission expires:

STATE OF PENNSYLVANIA      )
                           )  ss.
COUNTY OF MONTGOMERY       )


                  On June 18, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Jeffrey M. Ruben, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Senior Vice President of HomeAmerican Credit, Inc., d/b/a Upland Mortgage the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                                   ____________________________
                                                   Notary Public

                                                   My Commission expires:

STATE OF NEW JERSEY     )
                        )  ss.
COUNTY OF _____________ )


                  On June 18, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be __________________ of New Jersey Mortgage Investment Corp., a New Jersey corporation the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                                   ____________________________
                                                   Notary Public

                                                   My Commission expires:

                                                                       EXHIBIT A


                                          MORTGAGE LOAN SCHEDULE

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 0000003898       PUB CORP.                                               200000.00                 198920.46
 0000005020       ENTERPRISES, INC.                                       195000.00                 195000.00
 0000005204       A. ZUPPA                                                 65000.00                  65000.00
 0000006004       WILLIAM H. WINSTON                                       30000.00                  30000.00
 0000006149       ROXY INVESTMENT INC.                                    100000.00                 100000.00
 0000006329       LARRY A. WILLIAMSON                                      56000.00                  56000.00
 0000006369       ROBIN P. SNYDER                                          30000.00                  30000.00
 0000006389       PATRICIA A. PROCOPIO                                     25000.00                  25000.00
 0000006429       MARY STAUFFER                                            45000.00                  45000.00
 0000006449       J & J KEHOE ENTERPRISES, INC                             66000.00                  66000.00
 0000006469       WYKAGYL PHARMACY, INC.                                  270000.00                 270000.00
 0000006489       UNITED MECHANICAL SYSTEMS, INC                           25000.00                  25000.00
 0000006509       CHIMA M. ORJI                                           110000.00                 110000.00
 0000006529       GLORIA LOPEZ-FIGUEROA                                    92500.00                  92500.00
 0000006549       ADJ MORTGAGE SERVICES, INC.                             136500.00                 136500.00
 0000006569       MARLENE YOUNG                                            30000.00                  30000.00
 0000006629       PREMWATTI SINGH                                         255000.00                 255000.00
 0000006669       JEFFREY C. MCKINNEY                                      35000.00                  35000.00
 0000006689       RONALD E. MYERS                                          17000.00                  17000.00
 0000006709       PAUL-ALLEN ENTERPRISES                                  157000.00                 157000.00
 0000006749       PAUL -ALLEN ENTERPRISES                                 119000.00                 119000.00
 0000006789       ROBERT STOKLEY                                           23000.00                  23000.00
 0000006809       IVAN K. KULP                                            112000.00                 112000.00
 0000006869       NASSIR D. CAUTHON                                        47000.00                  47000.00
 0000006870       MYCHAK & ITKOFF, P.C.                                   143000.00                 143000.00
 0000006889       ERIC L. NELSON                                           30000.00                  30000.00
 0000006909       PORT BLUE, INC.                                          60000.00                  60000.00
 0000006929       PACKAGE CENTRAL, INC.                                    27000.00                  27000.00
 0000006949       CUT UPS, INC.                                            74000.00                  74000.00
 0000006989       BRUCE K. LORD                                           130000.00                 130000.00
 0000007009       VOKER INFORMATION & ADVISORY S                           35000.00                  35000.00
 0000007029       MIGUEL O. CASTILLO                                       25000.00                  25000.00
 0000007049       ORANGE-WEST HAVEN MEDICAL CARE                           25000.00                  25000.00
 0000007069       THOMAS EVAN SMITH                                        90000.00                  90000.00
 0000007130       NANCY B. WATKINS                                         35000.00                  35000.00
 0000007150       COLONY PRESS, INC.                                       40000.00                  40000.00
 0008881159       PATRICK PETRILLO                                         33000.00                  33000.00
 0008881219       HADDON NATIONAL COMPANIES INC.                          350000.00                 350000.00
 0008881239       SHARON R. WILLIAMS                                       20000.00                  20000.00
 0008881299       VICKIE A. MORITZ                                         40000.00                  39379.29
 0008881339       G C & K, INC.                                            35000.00                  35000.00
 0008881359       SIGMOND L. SEWARD                                        25000.00                  25000.00
 0008881379       SHAH S. ALI                                             240000.00                 240000.00
 0008881399       KONAWEL, INC.                                            63000.00                  63000.00
 0008881419       CLAUDIO DIAZ                                             97500.00                  97500.00
 0000006849       ODEN, INC.                                              230000.00                 230000.00
 0000003676       JAMES F. WETZLER                                        170000.00                 170000.00
 0000004119       A. LA BRASA, INC.                                        55000.00                  54031.31

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 0000004218       CHARLES R. JOSEPH SR.                                   142000.00                 141871.22
 0000004340       CUSTOM CONTROLS, INC.                                    59000.00                  59000.00
 0000004400       LEONARD E. BISHOP                                        55000.00                  55000.00
 0000004462       FABIO SORIANO                                            26000.00                  25905.64
 0000004482       ROBERT L. STEININGER                                     30000.00                  30000.00
 0000004503       DANDY SPORTING GOODS CORP.                               54000.00                  53240.77
 0000004523       ALPHONSO PURSE JR.                                       52000.00                  51040.76
 0000004543       V & T ICE CREAM PARLOR, INC.                             48000.00                  47720.66
 0000004603       THE BEANSTALK, INC.                                     245000.00                 244492.87
 0000004623       HARVEY M. LEVIN                                          55000.00                  54548.95
 0000004643       STUDAMCO, LTD.                                           75000.00                  74943.36
 0000004663       CONNECTING TOUCH THERAPY AND W                           20000.00                  19919.60
 0000004683       KOFI BARRY                                               33000.00                  32793.15
 0000004684       HILARY S. KING                                           20000.00                  20000.00
 0000004703       ROSARIO F. CERMINARO JR.                                 25000.00                  24843.97
 0000004708       CAVER BROTHERS INC.                                      25000.00                  25000.00
 0000004710       UNCLE JACKS' PUB, INC..                                  51000.00                  50908.23
 0000004711       INTERLINK APPARELS, INC.                                180000.00                 178790.03
 0000004713       ALEKSANDRA EIGEN                                         72000.00                  71821.04
 0000004714       AL'S PIZZA, INC.                                         85000.00                  85000.00
 0000004734       TURNBAUGH'S PLACE, INC.                                  50000.00                  49797.84
 0000004735       JAMES BROZZETTI                                          71000.00                  70945.90
 0000004754       BROTHER'S ANTIQUE & VINTAGE RE                           40000.00                  40000.00
 0000004774       DONALD GLENN LARRICK                                     61000.00                  60806.11
 0000004775       THOMAS PARKIN                                           255000.00                 255000.00
 0000004776       INTER-CO CONSTRUCTION COMPANY,                          325000.00                 310495.02
 0000004777       EAST WIND, INC. DBA KING KONG                           162000.00                 161628.76
 0000004838       EUN SUNG KO                                              19000.00                  19000.00
 0000004878       OSSINING LAWN MOWER SERVICE, I                          375000.00                 373743.99
 0000004899       RICHARD A. KEELING                                       70000.00                  70000.00
 0000004901       GALEN L. BOYD                                            35000.00                  34291.09
 0000004921       WILLIAM NASH                                             30000.00                  29803.97
 0000004960       MARY CRAWLEY                                            228000.00                 226631.27
 0000004980       JAMES WOODLYN                                            25000.00                  24920.35
 0000005000       GIGI PIZZA, INC.                                         60000.00                  59607.23
 0000005040       A TOUCH OF COUNTRY, INC.                                 37000.00                  36865.71
 0008880792       WILLIAM B. SENNETT                                       42000.00                  41904.79
 0008880812       KWI NAM CHANG                                            24000.00                  23853.55
 0008880832       HAZE-L, INC.                                             45000.00                  44879.05
 0008880853       CONSTANTINE REZITIS                                      30000.00                  29798.75
 0008880873       CILA INC.                                               136000.00                 135631.41
 0008880874       STEPHEN KILNISAN                                        140000.00                 139179.06
 0008880875       JOHN P. FERRIOLA                                         12000.00                  11821.10
 0008880895       DUTCHESS TULLO                                           25000.00                  25000.00
 0008880916       CAROLE D. IANNELLI                                       15000.00                  14992.65
 0008880917       MCGRATH PARTNERSHIP                                     285000.00                 285000.00
 0000004178       GREGORY GREGORIADIS                                      95000.00                  94529.56
 0000005060       MAX'S RESTAURANT CORP.                                   65000.00                  65000.00
 0000005120       SPIROS HALIKIAS                                          45000.00                  44959.00
 0000005161       DANIEL J. COMDICO SR.                                    27000.00                  27000.00
 0000005162       CHARLES J. BOTT                                         165000.00                 164177.72
 0000005163       A BRADLEY AGENCY, INC.                                   42000.00                  41656.23
 0000005164       VINCENZO PICCIURRO                                       25000.00                  25000.00

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 0000005165       CLAYTON W. FEGLEY                                        20000.00                  19802.14
 0000005184       RECCHIA HOLDING CO., INC.                                56000.00                  56000.00
 0000005224       SAMMY'S SAMWICHES, INC.                                  50000.00                  49865.61
 0000005264       KENT S. WEBBER                                           40000.00                  40000.00
 0000005284       ROBERT C. ARONSON                                        29000.00                  29000.00
 0000005324       ROBERT C. SCHORR SR.                                     51000.00                  51000.00
 0000005325       JAMES R. SMITH SR.                                       25000.00                  24409.78
 0000005364       ROMY BRAUNSTEIN                                         350000.00                 349363.31
 0000005465       SHANT B. KALOUSTIAN                                      12000.00                  11857.48
 0000005484       S.S. HANA INC.                                           37000.00                  36916.98
 0000005544       BOODLES OF BAYPORT                                       20000.00                  19990.31
 0008880959       ORTIZ ENTERPRISE, INC.                                  210000.00                 209825.96
 0008881079       DURSUN, INC.                                             55000.00                  53750.64
 0000005304       TKO MANAGEMENT, INC.                                     30000.00                  30000.00
 0000005344       PAUL G. CHASSE                                           90000.00                  89438.31
 0000005404       UNITY BEEF SAUSAGE CO., INC.                             40000.00                  40000.00
 0000005424       ROCKWOOD INVESTMENTS, INC.                               57000.00                  56821.48
 0000005444       GARDNER FINANCIAL SERVICES, IN                           40000.00                  39945.79
 0000005524       ILEENKA CORPORATION                                      40000.00                  39928.02
 0000005564       GREGORY SYLVIS                                           15000.00                  15000.00
 0000005585       NICE THINGS BY ADELE NERO, INC                           15000.00                  14835.17
 0000005605       DECORATIVE ARTS LEARNING CENTE                           25000.00                  24943.91
 0000005624       COYLE, INC. PAVING & EXCAVATIN                           60000.00                  60000.00
 0000005644       THOMAS W. GREISS                                        115000.00                 114537.69
 0000005704       KE-MAR ELECTRICAL CORP.                                  37000.00                  36258.77
 0000005784       MOISES PALACIO                                           18000.00                  17967.61
 0008880939       MICHAEL A. DINARDO                                      180000.00                 180000.00
 0008881119       TROPICAL PET TOWNE, INC.                                 85000.00                  85000.00
 0000004898       UP KANG OK, INC.                                        117000.00                 117000.00
 0000005464       ALONSO CONSULTING, INC.                                  15000.00                  15000.00
 0000005584       PAUL G. RATHE                                            23000.00                  23000.00
 0000005764       ENID L. BEVEL                                            30000.00                  29697.01
 0000005824       EARL'S MINI MART, INC.                                   38000.00                  37931.62
 0000005864       ROBERT KULESZA                                           33000.00                  32852.67
 0000005904       TINA M. ROWLANDS                                         30000.00                  29910.71
 0000005924       BERTA JIMENEZ                                           170000.00                 169694.13
 0000005925       ROBISHAW, INC.                                          210000.00                 208689.41
 0000005964       NEW YORK CITY AND BRONX LOCAL                           260000.00                 259301.24
 0000005984       GARY PITMAN                                              91000.00                  91000.00
 0000006024       DIMENSIONAL METALS INC.                                  28000.00                  28000.00
 0000006044       TUNGYEE LTD., INC.                                      190000.00                 189767.31
 0000006064       ADANHTEHDI, INC.                                         75000.00                  74765.11
 0000006084       JAMES T. FRANEY                                         325000.00                 324270.89
 0000006085       T&S FOOD CORPORATION                                    110000.00                 110000.00
 0000006086       JO-WILLY CORP.                                           20000.00                  20000.00
 0000006109       LARRY J. MIZELL                                         105000.00                 104718.21
 0000006129       SMART SET BEAUTY SALON                                   23000.00                  22716.62
 0000006169       THOMAS W. ANDREWS                                       125000.00                 123720.19
 0000006269       ROSSIE LACEY                                             35000.00                  35000.00
 0000006289       YOUNG JUNE KIM                                           43000.00                  43000.00
 0008881179       CONNIE L. RUTTER                                         37000.00                  37000.00
 0008881199       MANUEL SANTANA                                           50000.00                  50000.00
 0008881259       BLAIR F. CHIAPPINI                                       25000.00                  25000.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1012598           BEVERLY FRAZIER                                          29750                     29750
1013957           RONALD NIR                                              182700                    182700
1015040           JUDITH CHRISMON                                          32500                     32500
1016447           MARY Q. SEABOLT                                          56700                     56700
1016787           ARMAND ALIFF                                             67500                     67500
1016903           ORA E. CRAWFORD                                          12000                     11828
1017444           PATRICIA J M KUESTER                                    144000                    144000
1019165           ROBERT F. DURANT                                        108900                    108900
1019815           RUTH JACKSON                                             39200                     39200
1019931           MILDRED G. HRIN                                          48000                     48000
1020010           JAMES H. MCCONVILLE                                      79200                     79200
1020187           SERGE BLANCHARD                                          40000                     40000
1020285           ELIZABETH A. SHOFFNER                                    63000                     63000
1020642           GLADYS BEATRICE MAXFIELD                                 34400                     34400
1020886           BARBARA GALE SOLER                                       52500                     52500
1020959           RICKY RAWLS                                              59200                     59200
1021160           WILLIAM J. STYMACKS                                      50480                     50480
1021352           KIRK JOHNSON                                             27200                     27200
1021515           HERLIE CHESS                                             37400                     37400
1021668           CHARLESTON PARKER                                        46325                     46209
1021740           RANDY L. ROBLES                                         132000                    132000
1021962           CHRISTINA FLAK                                           71250                     71250
1022212           GEORGE ALVIS HICKEY                                      46000                     46000
1022328           ESTELLA J. SIMS                                          99000                     99000
1022380           PAULINE BATES                                            29750                     29750
1022486           BRIAN P. MULVIHILL                                       27000                     27000
1022548           WILLIAM BULGER                                           24000                     24000
1022614           EMMAUEL MOORE                                            20000                     20000
1022629           LENORA J. NETTLES                                        41400                     41400
1022651           B M. LILLIS                                              27500                     27500
1022686           PAUL D. BARLOW                                           54000                     54000
1022691           DEBORAH A. COSBY                                         34500                     34500
1022839           BETTY ANN EMERY NKA BETTY ANN                            60500                     60500
1022854           JUDITH A. TAYLOR                                         32000                     32000
1022875           VINCENZO PURPURA                                         30000                     30000
1022882           CARLOS O. REYES                                          51300                     51300
1022946           WILDA CHARLEMAGNE                                        63000                     63000
1023082           STEVEN W. HELSING                                        25000                     25000
1023112           GARY T. EARNEST SR.                                      46800                     46800
1023226           ROSE HENDERSON                                           13000                     13000
1023264           ESTHER L. FREEMAN                                        30600                     30600
1023426           SCOTT L. PACKARD                                         26000                     26000
1023428           SHIRLEY BETTCHER                                        129000                    129000
1023574           MANUEL CRUZ N/K/A FRANKLIN R D                          121000                    120322
1023594           T J BULLOCK                                              38400                     38400
1023691           FRANCES CHINA                                            25000                     25000
1023736           ALFRED SCOTT SOARES                                     102000                    102000
1023749           HAROLD ROBINSON                                          69000                     69000
1023750           THEODORE J. WARDELL                                      76800                     76800
1023756           CHIMENKA ERONWU                                          26400                     26400
1023764           WILLIAM EDWARD BROWN                                     40000                     40000
1023877           GILBERT WESLEY BANKS                                     80000                     80000
1023979           ALVIN JACKSON BROWN                                      65000                     65000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1023988           JOAO L. ALBUQUERQUE                                     104000                    104000
1024005           WANDA J. WALLS                                           57600                     57600
1024017           DEBORAH CARNEY                                           23750                     23750
1024031           ROBERT J. MITCHELL                                       80000                     80000
1024038           ANTOINE WESLEY                                           38000                     38000
1024074           SUSAN B. MATARESE                                       106500                    106500
1024140           DAVID H. MARCUS JR.                                      10000                     10000
1024151           JACQUELINE H. BLACKWELL                                  40600                     40600
1024155           JAMES D. ALLEN                                           40000                     40000
1024160           JOHN P. MARTIN III                                       34000                     34000
1024275           DENA MCDONALD MITCHELL                                   30200                     30200
1024283           SUZANNE CULP                                             43500                     43500
1024294           JAMES W. MCCULLOUGH                                      45000                     45000
1024310           GEORGE M. FRANKE                                        145000                    145000
1024333           PAUL PARKS                                               53835                     53835
1024414           NATHANIEL MILLHOUSE                                      54400                     54400
1024451           TONY LOZADA                                              78500                     78500
1024452           FRED KRUMAKER SR.                                        18400                     18400
1024474           HELEN TODD                                               57000                     57000
1024475           AMODIO A. BRESCIA                                       175000                    175000
1024487           CHARLES R. TYSON                                         28000                     28000
1024493           JAMES J. RUSSELL                                         59200                     59200
1024514           SUSAN D. KYLE                                            39000                     39000
1024591           OPHELIA HUDSON                                           48750                     48750
1024629           KIMBERLY STEVENS                                         48800                     48800
1024642           ARTHUR G. NEVINS JR.                                    126500                    126500
1024676           DANIEL S. BAUMANN                                        27500                     27500
1024688           ROBERT W. LEVAN JR.                                      23000                     23000
1024722           CELESTINE PEGRAM N/K/A CELESTI                           20000                     20000
1024752           ALBERT J. ROMANO JR.                                     27000                     27000
1024802           MARY ANN RICHARDSON                                      64000                     64000
1024862           JANICE SCHOMBER ATTORNEY IN FA                           50000                     50000
1024872           ROBERT G. COOK                                           55300                     55300
1024901           ELENORA M. DENOVILLE                                     56800                     56347
1024939           LUIGI GATTINELLI                                        125000                    125000
1024966           BETTY HARRIS                                             20000                     20000
1024975           VIVIAN M. ROBINSON                                       55250                     55250
1024982           LORI A. CORRELL                                          30000                     30000
1025064           WILLIAM T. JEFFREY JR.                                   79200                     79200
1025065           JOHN F. KILLION                                          50000                     50000
1025091           UTTAM C. VIJH                                           155000                    155000
1025115           KURT E. OLDENBURG                                        20000                     20000
1025118           WILLIE E. JEFFERSON                                      21000                     21000
1025158           BARBARA PARSONS BLACK                                    78400                     78400
1025182           ZANNETTA MITCHELL                                        60300                     60300
1025190           MARY ELLEN MALONE                                       148000                    148000
1025201           BETTY WASHINGTON                                         32000                     32000
1025223           JEFFREY L. TOTTEN                                        15000                     15000
1025271           PAMELA M. SPENZIERO                                     155000                    155000
1025277           BRENDA BUTLER                                            48500                     48500
1025302           JEFFREY LYNN BEMILLER JR.                                62800                     62800
1025307           TIMOTHY P. KELLY                                         85000                     85000
1025344           RUBYE L. HAMBRIC                                         15000                     15000

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1025350           HOWARD T. MCMULLEN                                      139500                    139500
1025377           KEVIN KIRBY                                              12050                     12050
1025384           BYRON S. BULLOCK                                         20000                     20000
1025419           MARK PALMER                                              39100                     39100
1025425           ELWOOD J. DALE                                           44000                     44000
1025507           ANNIE JEAN CROWE                                         37710                     37710
1025531           MARY E. SATTERFIELD                                      30000                     30000
1025595           JASON MABRY                                             161500                    161500
1025676           LOUIS KIM                                                38100                     38100
1025677           MONTE W. LLOYD                                           76500                     76500
1025731           DARRYL JOHNSON                                           68850                     68850
1025769           JOSEPH M. DEROSA                                         63000                     63000
1025834           KAREN C. BROOKS                                         103500                    103500
1025965           EARL BROWNLEE                                            36000                     36000
1025971           STEPHANIE MATTOX                                         37350                     37350
1026067           JERRY R. BAILEY                                         112200                    112200
1026204           AZELMA NATTY                                             46750                     46750
1026253           DAVID R. DALLE PAZZE                                    143500                    143500
1026301           LLOYD MORRISON                                           30800                     30800
1026311           DEBRA A. MILLER                                         116000                    116000
1026321           VANESSA L. GARRISON NKA VANESS                           16500                     16500
1026383           JOHN F. CONWAY JR.                                       28500                     28500
1026805           JOHN F. BRIGGS                                           73600                     73600
2012823           ALLEN HAYNES                                             49500                     49500
2015094           JOSEPH B. GORANSON                                       16100                     16100
2015234           DONALD PERRY                                             72000                     72000
9000924           MICHAEL J. CARFLEY                                       80000                     80000
9002033           DZEMAL PERASEVIC                                        109000                    109000
9002536           CARLOS J. PEREZ                                          47000                     47000
9002671           KIMBERLY M. HARRIS                                       68000                     68000
9002891           DONNA M. HEGGE                                           31500                     31500
9002958           FREDERICK G. TODT                                       138000                    138000
9002959           ARMANDO PATINO                                           75000                     75000
9003000           ALICE TERPAK                                             55000                     55000
9003278           CHARLES B. MAILAHN                                       10000                     10000
9003315           MICHAEL G. DIERKING                                      50000                     50000
9003721           KARL D. WENTZEL                                          27300                     27300
9003921           LOIS J. MANCINI                                          14000                     14000
9004001           LYNNE G. MAYER                                           22000                     22000
9004140           HORTENCE C. TULL                                         34400                     34400
9004361           STEPHEN ATKINSON                                         79400                     79400
9004428           JAMES A. GAVAGHAN JR.                                    75000                     75000
9004541           JOHN E. GREENE                                           32000                     32000
9004681           JEAN RUZANSKI                                            25000                     25000
9004804           BARBARA J. DELISI                                        70000                     70000
9005424           FRANCIS T. JAMES                                         52500                     52500
9006010           JOHN J BUCKLEY II                                        65000                     64938
1011280           TOOLES                                                  130000                    130000
1020095           GINES                                                    17000                     17000
1022635           RUTLEDGE                                                 70700                     70700
1023817           CENTRELLA                                                25000                     25000
1023857           SZYBIST                                                  81000                     81000
1023984           LLOYD                                                   110000                    110000

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------

1024055           MORMAN                                                  108715                    108715
1024100           JOSEPH                                                   68000                     68000
1024789           KRULIKOWSKI                                              96300                     96300
1024895           KOHUT                                                    36500                     36500
1024984           LAXTON                                                   63000                     63000
1025101           MOORE                                                   110000                    110000
1025114           WATSON NKA MARY                                          44750                     44750
1025130           FORD                                                     45000                     45000
1025300           MARTIN                                                   62900                     62900
1025477           CAIRNES                                                  66000                     66000
1025480           GRAHAM                                                   30000                     30000
1025497           SMITH                                                    24500                     24500
1025534           SMITH                                                    41250                     41250
1025576           SMITH                                                    28000                     28000
1025604           BRADSHAW                                                 25900                     25900
1025637           LEVY                                                     60450                     60450
1025649           SMITH                                                    64000                     64000
1025661           ALICAKOS                                                 18450                     18450
1025747           MISURELLI                                                82000                     82000
1025758           CANNON                                                   42700                     42700
1025763           ROSSI                                                    10000                     10000
1025788           NEAL                                                     49500                     49500
1025818           MADONNA                                                  73950                     73950
1025826           JAFFEE                                                  160000                    160000
1025835           WALLACE                                                  22500                     22500
1025860           MOSER                                                    27300                     27300
1025975           DIRENZO                                                  57500                     57500
1026040           HAWKINS                                                  35000                     35000
1026092           BETHEA                                                   15000                     15000
1026093           JONES                                                   182750                    182750
1026320           STEWART                                                  45900                     45900
1026331           CLAITT                                                   22000                     22000
1026413           VITIELLO                                                205000                    205000
1026422           VERNELUS                                                126000                    126000
1026438           LAZORKO                                                  70200                     70200
1026517           WULF                                                     60000                     60000
1026522           KINCAID                                                  89000                     89000
1026531           WIMBUSH                                                 100000                    100000
1026564           SMITH                                                    84500                     84500
1026574           ROBERTS                                                 108000                    108000
1026674           CLARK                                                    16000                     16000
1026701           BUTTERFIELD                                             135000                    135000
1026716           JOHNSON                                                  46750                     46750
1026762           POTEETE                                                 104000                    104000
1026765           BENFORD                                                  29850                     29850
1026801           HOOKS                                                    72000                     72000
1026857           MATIAS                                                   79900                     79900
1026877           MATHIS                                                  107100                    107100
1026888           GARCES                                                  130000                    130000
1027000           HILL                                                     61000                     61000
1027152           JONES                                                   219470                    219470
1027214           COMP                                                     74700                     74700
1027287           MITCHELL                                                108800                    108800

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1027396           SMITH                                                    42000                     42000
9003580           RIEHL                                                    48000                     48000
9003941           GAZDA                                                    36500                     36500
9004421           DEGUTIS                                                  33500                     33500
9004422           HAYES                                                   126000                    126000
9004581           LYLES                                                    15000                     15000
9005083           SOTTEK                                                   46000                     46000
9005143           GARCZYNSKI                                               18500                     18500
9005284           LE COMPTE                                                77500                     77500
9005304           CLAUSEN                                                  49300                     49300
9005446           RICHEY                                                   43552                     43552
9005565           DRAGWA                                                   39900                     39900
9005625           SHEAIRS                                                  26800                     26800
9005666           ADAMS                                                    37000                     37000
9005733           KIETA                                                    29000                     29000
9005974           DEMARCO                                                  25000                     25000
1026868           DORETHA A. JOHNSON                                       95600                     95600
1024626           CARROLL PHELPS                                           49125                     49125
1025970           MICHAEL C. ADAMS                                         20000                     20000
1025035           THOMAS G. WATERS                                         70000                     70000
1026719           WILLIAM W. FRANKLIN                                     148500                    148500
1022023           JOHN WINGFIELD                                           52275                     52275
1025751           RONNIE JACK BOWEN                                        44100                     44100
1025625           CHARLES PATTERSON                                        52800                     52800
1024194           HUBERT DALE HARRIS                                       35000                     35000
1025266           LORENZO MIRIZIO JR.                                     192000                    192000
1026854           WILLIAM H. HANNA                                        103000                    103000
1024948           FRED DOCKENS                                             22750                     22750
1025708           WALLACE C. MURAT                                         85000                     85000
1023685           STEPHEN L. PESTER                                        20000                     20000
1025714           BERNARD G. CARUSO                                        67500                     67500
1023507           JACQUELYNE PARKER                                        26000                     26000
1026081           THOMAS N. LOWER                                          64000                     64000
1025908           SAMUELS                                                  65000                     65000
1026053           RICHARD T. ROBINSON                                      31000                     31000
1026451           HUGHES                                                   56700                     56700
1026962           BEASON                                                  300000                    300000
1010015           ALEXANDER STRANGE                                        36000                     36000
1010030           LEON JOHNSON                                             89000                     89000
1011654           RONALD E. GORDON                                         68000                     67785
1011728           CAROLYN MAYNOR                                           40000                     40000
1012327           KEITH SMALLWOOD                                          44000                     43951
1012910           JAMES SOWERS                                             40000                     39868
1013409           JUAN AQUINO                                              52000                     52000
1013428           LAURA M. MAHONEY                                         30600                     30520
1013971           GEORGE MCINTYRE                                          54000                     53954
1013985           MANUEL BARRIGA                                          123000                    122881
1014131           RICHARD J. STONOHA                                       98000                     97944
1014852           STEPHEN E. PULLEN                                        35000                     35000
1015054           JOSE A. NIEVA                                            25500                     25462
1015093           LAWRENCE J. CAIN                                         27000                     26991
1015166           ROBERT J. ARONISS                                        11700                     11045
1015186           ALBERTA SUSAN CALHOUN                                    46750                     46602


----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1015266           JOHN HENRY STEWART                                       70200                     70123
1015377           NATHAN SMITH                                             57600                     57581
1015456           MICHAEL C. CALLIER                                       54000                     53902
1015663           CORNELL PERKINS                                          37000                     36921
1015727           SHEILA M. JESS-REINECK                                   92000                     91889
1015801           ELLEN MAHLMAN                                            80000                     79782
1015824           WILLIAM D. COOPER                                        36000                     35789
1015976           HUGH O. PROVIDENCE                                       24665                     23916
1016001           KENNETH D. DAVIS                                         97750                     97750
1016066           RUFFINO PEREZ                                            13000                     12920
1016071           MARTIN L. PERRIN                                         80000                     80000
1016117           TRACI PALMA                                             112500                    112500
1016132           JOHN DAMORE                                              20000                     19934
1016157           MARIE S. HENRIQUEZ                                       25000                     24680
1016305           SAKHOM PEN                                               20000                     19870
1016478           CINDY P. KAWCZAK                                         31500                     31500
1016580           ROLSTON CHRISTOPHER                                      48960                     48904
1016626           MARY SAAM                                                35063                     34993
1016642           DARRIUS R. DOSS                                          19300                     19242
1016677           JOHN H. JACOBS                                           51212                     51097
1016682           GLORIA CLARK                                             36000                     35900
1016782           LESLIE R. POWELL                                         65000                     64659
1016937           DWAYNE GRONDIN SR.                                       20000                     19776
1016939           ELIZABETH ANN JERDON                                     22500                     22457
1016955           DAVID BABB                                               27300                     27056
1016957           ALFRED J. SMYLA                                          45000                     44836
1016968           GEORGE F. DEMOTT JR.                                     88200                     88003
1017033           WILLIAM ORTIZ                                            27300                     27111
1017039           WILLIAM R. ORTIZ                                         18000                     17875
1017140           RUTH ANN BUBB                                            92750                     92750
1017239           CAROL FERGUSON                                          108000                    107130
1017344           WARREN S. WHATLEY JR.                                    75000                     74964
1017346           JUNEHO KIM                                              104000                    103601
1017393           HENRY GLENN                                              74700                     74619
1017425           GREG E. BECHTOLD                                         20000                     19463
1017432           WILLIAM J. DELEONE                                      163800                    163709
1017449           TERRY M. ANDRES                                          18800                     18708
1017508           ROBERT RIAL                                              56250                     56183
1017576           BETTY J. FOX F/K/A BETTY J. LI                          117000                    116989
1017612           IRA K. HUGHES                                            40000                     39891
1017625           THOMAS R. KLIGERMAN                                      66750                     66411
1017659           JO ANN PIGG                                              29200                     29186
1017678           ELISHA W. DERRY JR.                                      51000                     51000
1017680           JOHN PLATANIA                                            35712                     35532
1017684           WILLIAM M. CLEMENT                                      120000                    119870
1017686           SARA G LIPPINCOTT                                        12800                     12726
1017695           DWAYNE E. COHEN                                          40300                     40186
1017771           SUSAN M. SILCOX                                          68000                     67864
1017774           DENNIS O'NEILL                                           30000                     29813
1017797           ANDREW P. SORENSON                                       55760                     55552
1017813           GARY L. FILER                                            39000                     38874
1017922           ADOLPH H. LINK                                           90000                     89421
1017959           BOBBY L. GREEN                                           37800                     37673

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1017965           JOHN JOSEPH TKACZ                                        39585                     39510
1017978           DAVID ROSENBERG                                          35000                     34505
1018118           ONETHA J. GILLIARD                                       71250                     71013
1018159           MICHAEL K. PHILLIPS                                     130500                    130359
1018188           DOROTHY O. MILLER                                        40000                     39735
1018191           WANDA SKELTON                                            18000                     17566
1018194           WILLIAM R. LORD                                          37800                     37800
1018202           ONETHA J. GILLIARD                                       92800                     92491
1018205           BRIAN J. BEERHALTER                                      10000                      9836
1018207           FABIAN KWIATEK                                          173215                    172695
1018218           ODALYS YANES                                            108000                    108000
1018229           MICHAEL D DIFIORE                                       174400                    174400
1018240           ONETHA J. GILLIARD                                       78800                     78538
1018246           FREDDIE D. WILLIAMS                                      29845                     29786
1018247           JIMMY L. FOLSOM                                          79900                     79167
1018290           CHRISTINA E. SUAREZ                                      32000                     31844
1018303           ROBERT L. KERNS                                          95200                     94963
1018316           DONNA APPLEGATE                                          56000                     55874
1018327           WILLIAM E. GREENE                                        24000                     22357
1018427           JOHN J. DAVIS                                            52000                     51904
1018436           ROBERT MOYER                                            115000                    114851
1018446           JAMES A. SERFASS                                         40000                     39756
1018467           CHRISTOBEL R STEIDEL ZALAK                               32250                     32250
1018477           NATHAN C. GOULD                                          42000                     41689
1018481           HARRY T. PARKER                                         100000                     99941
1018524           FRANK JONES                                             160000                    159361
1018546           DEBORAH K. ROHM                                          31500                     31454
1018557           ROBERT LEE SMILEY                                        48000                     48000
1018584           RICHARD J. DALE                                          15000                     14571
1018593           DIANNE M. DIEM                                           16000                     15841
1018601           JAMES P. HEISEY                                          26000                     25927
1018625           HECTOR MEDINA                                            50000                     49828
1018642           EVERETT BRONSKI JR.                                     196450                    196414
1018648           NILDA MANIACI                                            40000                     39853
1018682           ALEXANDER I. RAJIS                                       39650                     39650
1018690           PHILIP J. PAGNONI                                       144000                    143756
1018714           HERBERT L. SYKES                                         81000                     81000
1018715           LINDA C. CARTER/TURNER                                   66600                     66484
1018716           THERESA G. MILLER                                        40500                     40500
1018729           BRUCE BROMBERG                                          280500                    280254
1018732           ARLENE JOHNSON                                           14000                     13957
1018744           CLARA ELIZABETH CARPENTER                                18000                     17956
1018753           GENE W. KAYE                                             60000                     59858
1018783           JOE A. FOREMAN                                           55000                     54823
1018785           CHRISTAL D. ROBERSON                                    102000                    102000
1018843           VIRGINIA WILLIAMS                                        20000                     19960
1018849           SAM G. WILLARD                                           15000                     14593
1018899           WILLIAM C. HENRY                                         52500                     52298
1018902           MICHAEL COOK                                             54600                     54331
1018929           ROWLAND A. UDUGAMPOLA                                   334400                    334400
1018977           J.C. BENDER                                              56000                     55924
1018986           VERA SWEITZER                                            64000                     63893
1018994           ROSEMARY GREGG                                           22000                     21468

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1019009           STEVEN GEORGE DALTON                                     20000                     19804
1019021           MICHAEL E. GITTENS                                      110500                    109972
1019036           RONNIE K. SHIRLEY                                       136000                    135586
1019042           FRANK MICHAEL MARSICO                                   104000                    104000
1019055           GERALDINE PETTINE                                        72000                     72000
1019098           KEVIN J. FRITZINGER                                      33300                     33273
1019132           TIMOTHY L. STEVENS                                       14262                     14230
1019157           CURTIS A. WEBB                                           10000                      9708
1019174           JOHN I. PELLETT                                          25000                     24978
1019176           SCOTT MILLER                                            190000                    189618
1019178           VINCENT PIERANDOZZI                                      28000                     27808
1019186           DAVID L. LOTITO                                          15000                     14817
1019193           ROBERT E. CLARK                                          71000                     70899
1019198           GEORGE KURTYKA                                           30000                     29998
1019200           MATTHEW CAPANO                                          148500                    148500
1019215           MAJORIE HARRIET TILLMAN                                  55000                     54829
1019224           NORMAN H. DORSEY, JR.                                    51500                     51500
1019241           MATTHEW J. SMITH                                        180000                    179939
1019273           DANIEL R. EDWARDS                                        89250                     89212
1019308           DENNIS DEGREGORY                                        244000                    244000
1019351           LEONARD J. SCUILLI                                       32000                     31860
1019354           GEORGE E. HAMLIN                                         10000                      9941
1019356           KENNETH W. STOREY                                        46400                     46400
1019357           CAROLYN G. YOUNG                                        162000                    162000
1019360           MARGUERITE A. PRESTON                                    32000                     31958
1019371           ALBERT EDWARD NARDI SR.                                 108000                    107577
1019374           GREGORY DAVID YOBBI                                      61840                     61782
1019376           MARK G. LUKENS                                           15000                     14950
1019382           SERGEY UDALOVAS                                          72000                     72000
1019392           KENNETH W. STOREY                                        40000                     40000
1019398           MAMIE BYNUM                                              36000                     35899
1019444           HARRY GOODE                                              40000                     40000
1019470           JULIAN FLOYD                                             21000                     20922
1019491           JOHN A. BERRY                                            12500                     12395
1019512           DEBRA SHERRY HOLLIS                                      44200                     44200
1019533           SALLY L. SUMMERVILLE                                     41200                     41081
1019559           VALENCIA M. TUCKER                                       52000                     51999
1019576           ROBERT J. BLAKELY                                        73800                     73800
1019605           JEFFREY RIDLEY                                           75650                     75336
1019611           KEVIN W. JACKSON                                         30000                     29900
1019653           PAUL W. TURTLE                                           35000                     35000
1019657           WILSON S. SHEFFET                                        22100                     22100
1019676           PETER D. PANTALUK                                       151000                    150965
1019679           JAMES E. GORDON                                          74250                     74038
1019683           BARBARA B. WOODS                                         28000                     27935
1019699           BRUCE DICAIR                                            135000                    134724
1019703           ROBERT STEWART                                           81500                     81500
1019712           ESTELLA SOLOMON                                          32000                     31989
1019713           MICHAEL TODD BUDD                                        13700                     13486
1019730           JOHN MATTHEWS                                            68000                     67999
1019742           ALEXANDER J. KOLEGO                                      38000                     38000
1019749           CHARLETTE GAINES                                         40000                     40000
1019751           LORI VOLLGRAFF                                           18500                     18410

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1019762           JOHN B. EIRDOSH                                         117000                    116998
1019768           FLORENCE SOUDERS                                        190000                    190000
1019783           ANTHONY ELLIS                                           154700                    154532
1019795           SAMUEL E. HANNA                                          21500                     21033
1019803           DALE A. BRANDENBURG                                      95000                     94893
1019806           YEHESKEL SHANI                                           11000                     11000
1019818           ANDREA RUEF                                             119700                    119534
1019873           PHYLLIS AMIRAH MADDOX                                    59500                     59500
1019875           GARFIELD E. FITZGERALD                                   30000                     29951
1019882           TETSUO KOMURO                                            58800                     58800
1019887           SAMBA THIAM                                              45000                     44729
1019916           ROGER W. BACON                                           49600                     49600
1019934           KHALIL A. SHEIKH                                         30000                     29223
1019952           TODD K. GLATFELTER                                       16500                     16454
1019955           CARA LUCETTE BETHKE                                      65000                     65000
1019956           ALLEN M. HOUSTON                                         45000                     44905
1019963           STEPHANIE A. SUPERKO                                     25000                     24941
1019969           RUFUS F. DECKER                                          78000                     77959
1019986           HUBERT DALE HARRIS                                       30000                     29799
1019992           JOHN E. PEACE                                            13000                     12933
1020018           KEITH R JENKINS SR.                                      35200                     35094
1020024           JEAN PAUL JALLOT                                         70000                     70000
1020046           MARCELLA STEVENS                                         19600                     19451
1020051           JOSEPH R. SMIRIGLIO                                      94200                     93988
1020078           JEFFREY E. SMITH                                        121500                    121185
1020081           NANCY E. POITRAS                                        148000                    146527
1020086           PATRICIA BAGLEY                                          16000                     15887
1020087           VIVAN ROMAN                                              22000                     21600
1020108           BRUCE R. DOHERTY                                         36600                     36412
1020112           RICHARD E. LEWIS                                         26000                     25946
1020114           CELESTINE ROBINSON                                       39600                     39355
1020117           MARGARET DAVIS                                           70000                     69897
1020118           JARVESE BROWN                                            26250                     26164
1020120           ADMASU E. TUCHO                                          28000                     27897
1020121           KEITH A. JOHNSON                                         28500                     28304
1020123           ANGELO E. SISCO                                          33000                     33000
1020128           DORIS MAE PLOTTENBERG                                   102150                    102150
1020140           BRADLEY G MCPHERSON                                      89000                     88617
1020147           JIMMIE LEROY MONGO                                       55000                     54491
1020152           NANETTE CURRY                                            50000                     49836
1020154           GERALD WEINER                                            40000                     40000
1020167           GEORGE A. EDGERTON                                       25000                     25000
1020190           GLEN T. LYNN JR.                                        126000                    126000
1020200           ANTHONY ZAWADZKI                                         32926                     32903
1020223           ALFRED M. PAGLIUGHI                                      72000                     71825
1020239           JOELLA NURK                                              65000                     64244
1020255           SHERRON H. JONES                                         40500                     40400
1020270           TEDDY B. COLSON JR.                                      80000                     79831
1020279           SAM HOLDINESS                                            57800                     57800
1020292           BARBARA L. BAKER                                         88000                     87890
1020311           JAMES W. LOUDEN                                          57600                     57531
1020319           JOHN WILLIAM JACKSON JR.                                 81600                     81377
1020355           FRANKLIN CARLTON                                        222000                    222000

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1020372           JAMES R. DAVIS                                           75000                     74865
1020377           MICHAEL M. GEORGE                                        43000                     42737
1020395           RONALD LESTER PADGETT                                    30600                     30418
1020397           MARK D. WILLIAMS                                        130000                    130000
1020400           NORMA POFSKY                                             47000                     46664
1020405           JAMES A. SEARFOSS                                        42000                     41928
1020419           DEBRA ANN HINSON                                         76000                     75737
1020437           TERI J. EIDSON                                          110000                    110000
1020447           JEAN L. TODD                                             20000                     19907
1020448           ROBERT MICHAEL JOHNSON                                   95400                     95400
1020451           DONNA MARRYATT MAMAN                                     44200                     44200
1020472           LADDON R. KREBS                                          76500                     76477
1020479           GLENN B. GILMORE                                         96000                     96000
1020500           DAVID K. KIRGAN                                          15000                     14926
1020501           RENEE GRANT                                              90000                     89796
1020502           MICHAEL P. KRATKY                                        90000                     90000
1020504           DEWAYNE HOLDER                                           20000                     19997
1020511           DORIS MAE PLOTTENBERG                                    29000                     29000
1020521           ARNOLD C. CLARK                                          43200                     43157
1020524           MARVIN D. TRAMMELL                                      100000                     99802
1020535           LORETTA L. DORN                                          20000                     19931
1020537           ROBERT MITCHELL III                                      62100                     61870
1020617           NURUDDIN S. MATANI                                       56850                     56534
1020629           ILIAS TSIPOURAS                                         212500                    212144
1020631           MARGARET D. HUNTER                                       95700                     95695
1020637           BAMIDELE A. BABATUNDE                                    68000                     67903
1020638           MAGALENE HUGHES                                          45000                     44667
1020639           JAMES L. HAHN                                            30000                     29450
1020661           RICHARD H. SCHMIEDHAUSER JR.                            141100                    141100
1020708           PHILLIP D. GRICE                                         80500                     80500
1020749           CLARENCE PIERCE                                          35500                     35500
1020750           EDDIE D. BROADWAY                                        85050                     84963
1020752           VICTOR M. MACHADO                                        73600                     73415
1020770           WILLIAM C. BUTLER                                        36000                     35925
1020787           TRACEY RINALDI                                          220000                    219811
1020811           ANNE D. CAHILL                                          120700                    120561
1020840           MARSHALL TODMAN                                          63000                     63000
1020852           CARLOS M. PERDOMO                                       139500                    139133
1020853           WALTER R. DOMBROWSKI                                     67500                     67500
1020862           DOMINICK ALESSIO                                         60000                     59806
1020902           PORCIA A WILLIAMS NKA PORCIA A                           17500                     17497
1020921           ROBERT R. ZIMMERMAN                                     336000                    335798
1020924           THOMAS F. LOFTUS                                         60000                     60000
1020972           JANET M. POLAND                                          10000                      9977
1020986           CHARLES H. TEAGLE                                        72000                     71600
1021004           BRUCE HOLLINGSHEAD                                       40000                     39809
1021010           JAMES ALLAN WILSON                                       62500                     62500
1021013           BEVERLY MERRIAM                                          20000                     20000
1021028           DONALD T. TREXLER JR.                                    48400                     48272
1021079           MARCIA GHEE                                             127500                    127494
1021096           IVAN N. ZIMMERMAN                                        38680                     38447
1021099           DAVID C. JACOBS                                         127800                    127684
1021102           CLYDE L. MONN, III                                       72000                     72000

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1021109           VICTORIA L. MILLER N/K/A VICTO                           60000                     60000
1021138           ROBERT F. EARP                                           11000                     10971
1021142           BARBARA M. MONTGOMERY                                    23500                     23384
1021163           ELIZABETH H. WHITE                                       40300                     40233
1021187           LANNY H. ANDERSON                                       111600                    111600
1021224           NANCY A. LEONARD                                         60000                     59761
1021240           WILLIAM R. FORSYTH                                       74000                     73747
1021264           ROBERT W. COLLINS A/K/A TAU GE                           25000                     24712
1021285           SUSAN ANN LANE                                           21000                     20712
1021298           MICHAEL STEINBURG                                        28000                     28000
1021316           KEVIN E. ROCKITTER                                       75000                     74914
1021348           PATRICIA QUARLES                                         45000                     44746
1021353           WILLIAM L. SQUIRES                                       37500                     37403
1021357           GERARD P. SHEA                                           50000                     49965
1021365           RITA F. HENRY                                            11400                     11400
1021367           EDWARD C. VANDERVLIET                                    60000                     59852
1021384           LARRY OWENS                                              67500                     67500
1021385           GEORGE A. CARLISLE                                      125000                    124664
1021401           AGNES MERCER FLEMING                                     37600                     37444
1021405           LAURA L. GORDON                                         116195                    116002
1021410           GREGORY BLUE                                             38400                     38390
1021435           LARRY L. OGLESBY                                         57000                     57000
1021436           THANE CLARK                                              50000                     49928
1021444           RALPH A. MANERA                                          56000                     55935
1021446           GERTRUDE M. MCNAMEE                                      12000                     11942
1021452           WASSIM EZZEDDINE                                        148500                    148480
1021478           JOSEPH P. LOUREIRO JR.                                   79000                     79000
1021499           WILLIAM B. LAYTON JR.                                    81600                     81510
1021507           GLENN P. MCMAHON                                         99000                     98785
1021508           DAWN F. GILLESPIE                                        67000                     67000
1021537           ANGELA PARKS                                             17000                     16907
1021541           LAVONNE K. MIDBERRY                                      44500                     44442
1021544           JIMMY HARRISON                                           41600                     41600
1021559           THELMA J. HAZEL                                          49215                     49215
1021571           EDWARD J. KURAPKA JR.                                    82500                     82354
1021607           NANCY E. HAINES                                         100000                     99946
1021629           SHIRLEY Y. HARRIS                                        33000                     32736
1021631           MORRIS AUSTIN SR.                                       245000                    244501
1021642           LISA J. EILER                                            33500                     33450
1021655           DONALD G. WARREN                                         91000                     90885
1021659           JAMES M. STUBBLEBINE                                    124650                    124269
1021684           KENNETH MASON                                            67500                     67499
1021691           THOMAS C. STOREY                                         14800                     14740
1021701           PATTI J. VALENTINE                                       81000                     80859
1021706           JOHN VIGNOLA                                             55845                     55725
1021708           MARY D. MCGINNIS                                         27000                     26878
1021716           RONALD FISHER                                            28000                     27920
1021761           NANCY CRON                                               38400                     38371
1021771           DAWN A. ROSS                                             26350                     26242
1021773           RICHARD T. HART                                         131750                    131750
1021785           TIONIA L. ANDERSON                                      141950                    141950
1021792           DANIEL HAM                                               34400                     34349
1021793           MARCUS LAMB                                              48000                     47709

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1021813           SHARON A. SOLOAM                                         50000                     49989
1021814           JACK L. FARMER                                           64000                     63717
1021822           PETER DUFFY                                             124200                    124200
1021828           FREDERICK S. JUERGENS                                    34200                     34200
1021834           SONIA V. KEIPER                                          85500                     85073
1021835           BRENDA MANGALINO                                        148500                    148205
1021836           MARY RITA PATER                                         106200                    106148
1021863           BRUCE P. PATTI                                          132350                    132350
1021864           ADRANUEL TORRES                                          66000                     66000
1021877           GLADYS A. CORNISTA                                      127800                    127800
1021885           DEBBIE A. BURTON                                         61600                     61600
1021893           ALICE MOODY                                              56000                     56000
1021915           PERNATTA HAYES                                           30000                     29890
1021995           GUILLERMINA B. POLANCO                                   91915                     91915
1022000           DINAH JANE KENNEDY                                       18250                     18250
1022042           LILLIAN EDITH EWELL                                      35500                     35357
1022072           TROY W. DURKEE                                           60000                     59959
1022084           ROBERT J. GENTILE                                       154700                    154700
1022116           THOMAS A. SEYLER                                         55000                     54912
1022128           ROMY BRAUNSTEIN                                         122800                    122558
1022199           STEPHEN J. PHIPPS                                       120600                    120600
1022222           BARBARA PATTERSON                                        21000                     20829
1022231           MARY MOON HUNT                                           18900                     18900
1022253           JERRY W. STANSBERRY                                      19400                     19301
1022288           MARIAN CORNWELL UPSHAW                                   76000                     76000
1022332           BRADLEY G. VANCE                                         44800                     44660
1022348           KEITH J. THIBODEAUX                                      40000                     39927
1022387           JIMMIE F. DYKMAN                                        188000                    188000
1022456           GARY D. FREULER SR.                                      93000                     92756
1022476           JUDITH HARLING                                           20000                     20000
1022617           GERALD A. BURNS JR.                                      65625                     65600
1022646           JOSEPH R. WILSON                                         91000                     91000
1022804           ROCKY D. YOUNG                                           96300                     96258
1022966           JOYCE A. TURNER                                          55250                     55250
1023152           SUSAN E. KRANTZ                                          90900                     90833
1023178           REGIS BURRIS                                             72250                     72221
1023541           ANNE HOUSE                                               63000                     62717
1023627           COLLEEN MITCHELL                                         45000                     44773
2011629           JAMES VAN DYKE                                           18000                     17952
2012863           CLARANCE JENNINGS                                        48000                     47874
9000223           DOMINIC B. DIBLASI                                       12720                     12652
9000935           WILLIAM R. SMITH                                         37000                     37000
9001021           H PATRICIA OGRADY                                        45000                     45000
9001050           TERRY PROPPER                                            34750                     34698
9001193           JOHN R. DEMAREE                                         200000                    200000
9001254           JOYCE VETTER                                             17000                     16898
9001255           CARL DROBISCH                                            29000                     29000
9001283           MARY S. LEPLEY                                           26950                     26815
9001435           JACK NERCESIAN                                          146000                    145584
9001436           MARGARET L JONES                                         22750                     22657
9001499           JEMIMA A. SALMON                                         49300                     49300
9001655           DHARAM PAL MARWAH                                        36000                     35919
9001657           CAROLE RUTH ALLEN                                        90000                     89277

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
9001661           DHARAM PAL MARWAH                                        24750                     24694
9001663           JAMES G. MORAN                                           20000                     19923
9001667           DHARAM PAL MARWAH                                        48000                     47892
9001668           THOMAS HOFFMAN                                           37000                     36889
9001768           JANET MCDANIEL                                           26250                     26051
9001769           LOUIS D. BONDROWSKI                                      19200                     19150
9001772           THOMAS M. LOUK                                           20000                     19950
9001775           HARRY A. DEGNAN                                          47000                     46593
9001776           CATHERINE M. RIEMER                                      20000                     20000
9001777           ELISE PALMER                                             70000                     69756
9001779           DENISE DOWNING                                           31000                     30827
9001830           LEONARD DALE SHADLE                                      56700                     56492
9001839           SUSAN A. KAPPENSTEIN                                     23310                     23264
9001840           JOANNE M. SETZLER                                        48000                     47950
9001848           LEE M. MAREAN                                            40000                     39748
9001914           MICHAEL C. SARTIN                                        17000                     16967
9001970           LOURDES ADAMES                                           32000                     31998
9002031           CAROLINE M. JONES                                        67500                     67392
9002157           THELMA ANNETTE SCOTT                                     27750                     27607
9002217           GRZEGORZ KONOPKO                                         20000                     19772
9002238           HOPE M. LONGENECKER                                      14500                     14455
9002303           K. MARILYN BENDER                                        25000                     24945
9002307           DAVID S. MELARAGNI                                       10000                      9878
9002348           MARCELLINE COLLITT                                       24250                     24250
9002408           CHRISTOPHER A. PHILLIPS                                  23680                     23680
9002430           CLAYTON E. STEACKER                                      25000                     24960
9002442           GRACE SMITH                                              41300                     41218
9002467           MARISOL RAMOS                                            68000                     67799
9002526           TRACY L. CHUPKA                                          18450                     18202
9002528           LULA BELLE WILLIS                                        25000                     24847
9002531           RAYMOND E. BENYARD                                       35000                     34887
9002533           DAVID SUKENICK                                           45000                     44991
9002574           JOSEPH L. COSTELLO JR.                                   69600                     69270
9002578           THOMAS R. GREEN                                          23000                     22793
9002583           WILLIAM WIGGINS III                                     210000                    209830
9002585           WILLIAM WIGGINS III                                      58000                     57973
9002587           XUAN DUONG TO                                            25000                     24814
9002648           DIANE GIERING                                            25000                     24740
9002669           CALVIN W. ADAMS                                          50000                     49832
9002731           MATTHEW DOUGLASS                                         41580                     40463
9002812           ROBERT G. YETTER                                         35500                     35481
9002871           CAROL ANN MEJURY                                         90650                     89414
9003028           BETTINA M. MCMAHON                                       49000                     48802
9003070           ALLAN J. SEPELYAK                                        72500                     72356
1015402           DEBRA A. O'CONNELL                                       37000                     36812
1016819           DEBORAH D. PFEFFER                                       57600                     57600
1017105           THOMAS SCOTT SCHNEIDER                                   92000                     92000
1019068           GENINE CASE                                              29500                     29500
1019225           JULIUS N. NCHO                                           53600                     53600
1019359           ROBERT A. HAMER                                          25000                     24930
1019570           DENNIS GIBERSON                                          80000                     79621
1019938           WILLIAM C. YOMES                                         60000                     60000
1020102           REGINALD EALY                                           128700                    128700

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1020195           OSCAR R. SAMPSON                                         18000                     18000
1020433           ANTHONY D. WILLIAMS                                      18500                     18500
1020513           CHARLES J. MARANO JR.                                    85500                     85500
1020635           ALAN F. CAMPBELL                                         76000                     76000
1020930           STEPHEN M. SHAW                                          85000                     85000
1020956           JAMES M. PILGRIM                                         84000                     84000
1020961           MARGARET L. BUCKLIN                                     193500                    193500
1020969           NOEL J. SHAW                                             52000                     51927
1021105           JACKIE THORTON A/K/A JACKIE TH                           30000                     29885
1021108           THERESA L. CYR                                           19345                     19345
1021133           DOMINICK A. GIBBS                                        20000                     20000
1021151           VERA L. RIDENOUR                                        104000                    104000
1021193           PETER AFAM ANYAKORA JR.                                  58500                     58500
1021196           DAVID F. DANIELS                                         54400                     54240
1021277           MARQUERITE C. THOMAS                                     30000                     30000
1021283           SIDNEY P. WALKER                                        132300                    132300
1021376           JEFF FOSKEY                                              52000                     52000
1021397           ROSE M. LOWRY                                            56000                     56000
1021578           ISABELLE A. EDMONDSON                                    58500                     58500
1021653           EARNEST HOOKS                                            56800                     56800
1021670           ERNEST HOOKS JR.                                         39000                     39000
1021696           MARY A. JOHNSON                                          47400                     47400
1021829           DOROTHY PARKER ATTORNEY IN FAC                           15000                     15000
1021866           GERALD T. HYAMS                                         105000                    105000
1021922           GEORGE L. POYER JR.                                     108000                    108000
1021949           TERRY LYNN PATTERSON NKA TERRY                           20975                     20975
1021979           MARY E. WRIGHT                                           51000                     51000
1021992           MICHAEL J. RANKIN                                        97200                     97200
1022005           HUONG K. TAN                                             14850                     14786
1022010           LYNNMARIE CLINGER                                        29450                     29450
1022121           LINDA KATHERINE HUDSON                                   72000                     72000
1022123           BETTY L. CALDWELL                                        40405                     40405
1022184           CARRIE LEE WATKINS                                       30000                     30000
1022189           FRANK PUGLIESE                                           75150                     75150
1022261           THEODORE P. DIMUZIO                                      21000                     20850
1022264           RAY M. REIGEL                                            97200                     97200
1022281           ARLENE M. ASH                                            25000                     25000
1022311           EMILY WATTS                                              89200                     89200
1022365           WALTER F. BOWMAN                                         30000                     30000
1022405           CLIFFORD A. WATFORD                                      67500                     67312
1022478           DAVID LAMAR JR.                                          23000                     23000
1022483           HILDA C. WEDDING                                         38500                     38500
1022506           LUCILLE PASTALONE                                        40000                     40000
1022512           CAROLYN MACCARIELLA                                      77000                     77000
1022526           EDDIE CRANFORD                                          144000                    144000
1022575           CLAUDE L. BERGER                                         52850                     52850
1022638           THOMAS J. CLEARY                                         70200                     70200
1022705           EARL RAY MITCHELL                                        28000                     27890
1022807           RONALD PADEN                                            160000                    160000
1022825           ANDREW KULL                                             299000                    299000
1022855           RENEE WALKER                                             53125                     53125
1022915           PLACIEL W. HALL                                          40000                     40000
1022924           JUNE ELLEN RETKOFSKY                                    105000                    105000

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
1022976           JACQUELINE ORTIZ NKA JACQUELIN                           44000                     44000
1023043           CARL M. CANNON JR.                                      113000                    113000
1023044           CLARA GLENN                                              27000                     26950
1023149           JOEL H. SANDIFER                                        103500                    103500
1023179           MARY C. STALLINGS                                        56000                     56000
1023210           HELEN R. BOONE                                           35000                     35000
1023216           PATTY CRAMER                                             42000                     42000
1023217           JAMES C. BEHNKE                                          25000                     25000
1023225           RONALD W. KERMES                                        128000                    128000
1023277           LUTHER E. PITTMAN                                        32850                     32850
1023291           PHYLLIS WELENC                                           12745                     12652
1023317           RONALD E. LARSEN                                         84600                     84600
1023319           WALTER C. ROSS                                          187000                    187000
1023337           NANCY MAGARELLI                                          20000                     20000
1023341           GREGORY A. CHEEK                                        106000                    106000
1023372           PHILIP G. LISKA                                          66100                     66100
1023420           DAVID P. CROUT                                           94500                     94500
1023430           LOUIS J. BALSYS                                         129000                    129000
1023437           ANGELA R. SIMMONS                                       146400                    146400
1023488           YLEANA JULIA SHANNIS                                     16300                     16300
1023593           LINDA K. LONG                                            67200                     67200
1023632           MARCUS GOODWIN                                           38500                     38375
1023656           RICKY J. BENNETT                                         98000                     98000
1023729           ROBERT E. THOMPSON                                      165000                    165000
1023776           LARRY S. STEVENS                                        283500                    283500
1023799           ROBERTO DE LA TORRE                                     117000                    117000
1023851           MICHAEL J. PALOCIN                                       67000                     67000
1023916           JOSEPH M. COOK                                           20000                     20000
1023927           LARRY S. JENKINS                                         21000                     21000
1023947           KATHY LADNER                                             84150                     84150
1023967           RICKY A. PURSLEY                                         34500                     34500
1023969           PAUL D. SIMPKINS                                        102800                    102800
1023990           RICHARD E. EDGE SR.                                      89010                     89010
1024001           AMY L. DIETER                                           120000                    120000
1024071           JAMES D. WRIGHT                                         131750                    131750
1024095           RONALD C. LANZE                                          59000                     59000
1024168           JOYCE CANNON                                             79050                     79050
1024193           EMILY B. SCRAPE                                          76000                     76000
1024230           VICTOR POWELL                                            54400                     54173
1024231           LESTER J. SANDRIDGE                                      50000                     50000
1024388           SCOTTIE IRVIN                                            52500                     52500
1024426           JIMMY R. RAINEY                                          77600                     77600
1024738           BRIAN FENNING                                            25500                     25500
2012883           TOM JENKINS                                              52700                     52700
9000948           RICHARD C. TELESMANICH                                  265000                    265000
9001310           GUSTAVE G. LEWIS                                         50000                     50000
9002058           GASPARE GRAMMATICO                                       50000                     50000
9002434           ROBERT J. ESPOSTI                                        16500                     16289
9002535           DONALD MATSON                                            68000                     67946
9002537           JONATHAN W. COHEN                                        44100                     44100
9002811           WILLIAM R. HORNER JR.                                    32000                     32000
9002956           VINCENT J. SMIGIEL III                                   18000                     18000

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
9003030           MARY T. PARLAPIANO                                       96700                     96700
9003117           DENNIS E. STROUSE                                        33000                     33000
9003119           GILBERT L. RICHTER JR.                                   95000                     95000
9003216           REBECCA ANN GREEN                                        10000                      9896
9003255           BRIAN BOYLE                                              20650                     20650
9003360           CARL E. HACKMAN                                          81000                     81000
9003383           AUDREY PHANEUF                                           20000                     20000
9003384           ELIZABETH A. BAGNALL-TIMMINS                             34500                     34266
9003420           RICHARD J. DE ROLLO                                      33000                     33000
9003560           PATRICIA J. SWISHER                                      42800                     42800
9003882           ALICE M. LODGE                                           24000                     23893
9004221           STEPHEN PALUSZKIEWICZ                                    60000                     60000
1024938           CURRIER G. KIGHT                                         48750                     48750
1025491           LINDA DAVIDSON                                           75000                     75000
1025163           CALVIN PRICE                                             69250                     69250
 3019800611       MARIA R PEREZ                                           233100                    233100
 3019800637       FELIX HERNANDEZ                                         165000                    165000
 3019800644       RICARDO JORDAN                                          113200                    113200
 3019803563       FRED J KRAKORA SR                                        79200                     79200
 3019803673       BRAD DAVIS                                               48000                     48000
 3019803724       VINCENT BALTIERRA                                        37800                     37800
 3019803832       JAIMESON M WINSTEAD                                      39000                     39000
 3019803865       DOROTHY M PARISH                                         25000                     25000
 3019803897       RANDALL L MAJORS                                         31500                     31500
 3019803908       KEITH SEIBERT                                            37000                     37000
 3019803946       TIMOTHY L. FINCH SR.                                     58200                     58200
 3019805234       JOSEPH D DITOMASSO JR                                    92610                     92610
 3019805368       JOSEPH A. PRESTON                                       106200                    106200
 3019805370       CENTINA JOY MAYWHORT                                     25000                     25000
 3019805397       THOMAS P HYNSON                                          94350                     94350
 3019805423       RODDIE W. BYERS                                         103500                    103500
 3019805442       LINDA P RYAN                                             76500                     76500
 3019805504       CHRISTAL DANIELS                                         33000                     33000
 3019805544       DENNIS F. BERGHOLZ                                       85000                     85000
 3019805560       CHRISTOPHER A. BENNETT                                  126400                    126400
 3019805565       RONALD P. CASSANO                                        50000                     50000
 3019805608       CARLOS R RIVAS LOPEZ                                     61200                     61200
 3019805640       ROBYN D ROBERTS                                          30450                     30450
 3019805657       GWENDEL PENNINGTON                                       74700                     74700
 3019805712       ALBERT P. LANDINO                                        70000                     70000
 3019805760       RICHARD A. TATE                                          77350                     77350
 3019827070       RONALD J SZAKACS                                        227800                    227800
 3019831862       JOHN LIA                                                112500                    112500
 3019833050       ROBERT J CAMELI JR                                       99750                     99750
 3019833128       RYAN C SENKIER                                          100000                    100000
 3019833552       MICHELE F CARBONE                                       162000                    162000
 3019833664       JOAN B MATHIESEN                                         40000                     40000
 3019833714       RALPH STOLECKI                                           82500                     82500
 3019833905       ANN P COOK                                               53200                     53200
 3019833961       THOMAS E BERGQUIST                                       79000                     79000
 3019833963       ETIE MERMERSTEIN                                        315000                    315000
 3019834034       ROBERT BRUNO FRANKEN                                     87900                     87900
 3019834061       JACQUES STAUDE                                          159800                    159800
 3019834164       ELAINE FAIT ANDERSON                                     35000                     35000

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 3019834275       LINDA F. MERRITT                                         42500                     42500
 3019834351       KATHLEEN KAISER                                         177300                    177300
 3019834369       CLIFFORD KOBAYASHI                                      103500                    103500
 3019834380       MITCHELL ACKERMAN                                       285000                    285000
 3019834412       RICHARD WAYDRA                                          100300                    100300
 3019834433       PAULA CORINA MENDEZ                                     193500                    193500
 3019834565       MICHAEL CHAND                                           146070                    146070
 3019834615       MARSHA J R FORDE                                        119000                    119000
 3019834619       FRANK ORTIZ                                              96000                     96000
 3019834743       CARROLL CAMPBELL                                         93500                     93500
 3019834768       EUNICE E. GOLDSMITH                                      37000                     37000
 3019834850       MICHAEL J. MARTIN                                        73100                     73100
 3019834858       MARTIN F BARBATO                                         59175                     59175
 3019834868       SUZE FILS-AIME                                           73100                     73100
 3019834940       THOMAS NEELY                                             25600                     25600
 3019835002       JOHN B PARSLEY                                          161100                    161100
 3019835049       KENDALL HARRINGTON                                      171000                    171000
 3019835061       KAMELA MOONSAMMY                                        189000                    189000
 3019835114       JOHN W. LIGHTFORD                                        72000                     72000
 3019835435       KUMAR SEECHARRAN                                        202500                    202500
 3019891392       JOSEPH R STANGER                                         48000                     48000
 3019891511       WILLIE MCWHITE JR                                       120000                    120000
 3019891528       ROGER WILLIAM HIX                                        60900                     60900
 3039803903       TIMOTHY L WARGEL                                         23686                     23686
 3039805117       RONALD GALM                                              29700                     29700
 3039827995       ART TIMINS                                              188831                    188831
 3039832773       PATSY BARTIROMO                                          55000                     55000
 3039833234       IGNAZIO SINNONA                                          58000                     58000
 3039833422       ROGER ZIMMERMAN                                          40000                     40000
 3039834192       BARBARA LEWIS                                            46709                     46709
 3039834325       LENORE R SPADE                                           21452                     21452
 3039834610       VERA INFANTOLINO                                         35000                     35000
 3039834636       HAROLD SCOTT THOMPSON                                    37133                     37133
 3039891480       KEVIN G. FORE                                            32882                     32882
 3012826240       DANIEL W. COLON                                         115000                    114659
 3019800593       WILLIAM SOTO                                             99445                     99445
 3019800602       JAMES P. ADAMO                                          200000                    200000
 3019800603       DARWIN GUEVARA                                           94500                     94500
 3019800605       GENE M PENNINO                                           96000                     95895
 3019800617       LUIS A CAMPOVERDE                                       175000                    174550
 3019800618       CONSUELO RUEDA                                          144000                    144000
 3019800625       ALEXANDER BURGOS                                        127800                    127659
 3019800630       JANET M LOBOVES                                          65000                     65000
 3019802885       CHARLES DEEMS                                           134250                    134250
 3019803394       LEE A TAYLOR                                             20400                     20398
 3019803430       ALAN J HESS                                              50150                     50098
 3019803477       BELGIN OGLESBY                                           48400                     48348
 3019803508       TAMARA D MCCORMICK                                       33600                     33598
 3019803509       GREGORY ALLEN KOZORA                                     35000                     34935
 3019803534       JEFFREY VICE                                             86250                     86250
 3019803545       JULIE K PACHTA                                           80000                     80000
 3019803550       DANA M CLEVERSY                                          84510                     84510
 3019803567       THERESA MAGEE                                            26400                     26400

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 3019803604       JOSEPH A COSTA                                          112500                    112500
 3019803711       ELLEN EVANS                                              30100                     30082
 3019803716       FRANK D. COUCH                                           40000                     39699
 3019804988       RAYMOND D. SELLERS                                       39500                     39433
 3019804998       SIDNEY KENT                                             218450                    217484
 3019805010       CRAIG D MUSGNUNG                                         80000                     79675
 3019805022       ROBERTA J. EVANS                                         77100                     77008
 3019805063       GLEN T. VANDYKE                                         144000                    143795
 3019805074       DALAL BITAR                                              35550                     35550
 3019805077       JOSEPH J O'HARA                                          92000                     91873
 3019805121       CASIMIRA T BARAN                                        155000                    155000
 3019805137       GOLDEN A DEANGELO                                        69160                     69160
 3019805141       WANDA K. DUGGER-WILLIAMS                                 74400                     74400
 3019805167       CHARLES JOSEPH HARRIS                                    81000                     81000
 3019805194       ROBERT L. RILEY JR.                                     116000                    115864
 3019805212       VERONICA A. FLETCHER                                     40000                     39828
 3019805236       PAUL A KACHINKO                                          92000                     91921
 3019805241       MICHAEL E. SMITH                                        184300                    184119
 3019805242       MARGARET A RIZZO                                        128000                    128000
 3019805246       JACQUELINE A PETE                                       111600                    111551
 3019805250       WALTER RUSSELL BRADLEY                                   95400                     95249
 3019805259       EDWARD A WRIGHT                                         135900                    135753
 3019805309       HOWARD V ROONEY                                         107920                    107920
 3019805317       INGRID LAPORTE                                          180000                    178702
 3019805318       DOMINIC A. CELIO                                         89600                     89188
 3019805323       KEITH FRANKEL                                            58500                     58388
 3019805329       STEPHEN A. NEPA                                          55000                     54893
 3019805334       RICHARD SHROM                                            86600                     86478
 3019805339       DARREL D WOLTMAN                                        112000                    111551
 3019805341       ANTHONY MERTZ                                            88650                     88453
 3019805342       SAM NIGRELLI                                             51300                     51287
 3019805343       JACK C SNYDER                                            48640                     48629
 3019805358       GARLAND N. JOHNSON                                       95500                     94909
 3019805385       DOMINCK FRANK LALIMA                                    297000                    297000
 3019805393       RICHARD GARGIE                                          204000                    204000
 3019805408       DANIEL NEWTON                                            56100                     56100
 3019805453       JOHN A DONNELLY                                         140250                    140180
 3019811099       DOURTHA DONNER                                           56250                     55908
 3019827433       EARL MANNINGS                                           154275                    154014
 3019827783       ELEANOR RUTH SCHMIDT                                     73000                     72972
 3019829584       RONALD DURANDO                                          260000                    259715
 3019830032       TERRIE JOHNSON                                          104000                    104000
 3019830538       WILLIAM W MORRIS JR                                      72000                     72000
 3019830623       THOMAS HORSBURGH                                        166400                    166361
 3019830673       DONNA COWGILL                                            57000                     56931
 3019830717       RICHARD HOROWITZ                                        118000                    117382
 3019830838       ALBERT FALCONE                                           73600                     73385
 3019830888       JOSEPH MARGUSITY                                         80000                     80000
 3019830985       REGINALD J ROBINSON                                      48750                     48748
 3019831039       JOSEPH STJOHN                                           193500                    193500
 3019831043       BRIAN S MCCLOW                                           88400                     88278
 3019831309       ALFONSO CIERVO                                          142200                    142088
 3019831331       LARRY S WALTMAN                                         137700                    137432

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 3019831333       JOHN A SUSHINSKI SR                                      90000                     90000
 3019831450       DAVID W DE LAURIER                                      127500                    127300
 3019831464       DAWNE H JOHNSON                                         155700                    155700
 3019831544       JESUS LANDAEZ                                           165600                    165600
 3019831620       JOHN W THORNTON                                          94500                     94498
 3019831652       ALBERT WARREN                                            43300                     43300
 3019831698       DOUGLAS COLVIN                                           45000                     45000
 3019831742       MARIO GUTIERREZ                                          88000                     87115
 3019831820       JOSEPH ANTOINE                                          108000                    108000
 3019831824       DANIEL VALENTINO                                         80000                     79929
 3019831829       BERNIE LEIBMAN                                          114750                    114548
 3019831951       THERESA NAPOLITANO                                       92500                     92433
 3019831995       MARVIN STEWART                                           56100                     55978
 3019832104       ROGER J BAKOS                                           155000                    155000
 3019832201       THOMAS S PERRY                                          115200                    114845
 3019832212       VICKI WITHERSPOON                                        93600                     93600
 3019832248       FRANCES MARRON                                          103000                    102409
 3019832282       DOMENICK SGRO                                            69000                     68942
 3019832365       FRANK A GINESI                                          248000                    246942
 3019832368       RAMSES ABRAHAM                                          132000                    132000
 3019832395       GEORGE G LYON                                            90000                     89940
 3019832411       ROBERT RAINER                                            87550                     87484
 3019832414       SALVATORE GALLINA                                       127500                    127367
 3019832488       LYNNE MARKLEY                                            60000                     60000
 3019832516       BARBARA J CARTER                                         81000                     80961
 3019832548       MAUREEN RUSSO APICELLA                                  105210                    105162
 3019832566       CAVELL G JOHNSON                                        114750                    114703
 3019832578       LORI A SOVA                                              98000                     98000
 3019832603       NICHOLAS S.J. GREISH                                     81600                     81600
 3019832614       MICHELLE WALKER                                         126000                    125765
 3019832668       JOAN GREEN                                              122800                    122554
 3019832700       PAULA ELDEMIRE                                           54400                     54214
 3019832701       LINDA EICK                                               49000                     48468
 3019832740       SCOTT H. SHUEY                                          101700                    101285
 3019832748       PAUL DOOKWAH                                            172000                    172000
 3019832799       IRVIN R. TINLEY, JR                                      26000                     25923
 3019832818       GERALD WILLAIDOM                                        135000                    135000
 3019832847       TERESA BROWN                                            149600                    147988
 3019832851       FRANCIS M STEWART                                       136800                    136800
 3019832983       PETER MATTHIES                                          350000                    349805
 3019833058       JOEL P. DIMANCHE                                        166500                    166500
 3019833065       THOMAS M DRAKE                                           45000                     44903
 3019833068       ELLEN JUNE STEIN                                         66300                     66299
 3019833079       ANNIE R. JOHNSON                                         66950                     66950
 3019833089       KAREN L PARKER                                           96000                     95975
 3019833094       MARY GRENIER                                             96000                     95868
 3019833134       PATRICIA MC NAIR                                         88000                     87905
 3019833147       FRANK R BAKER                                            35000                     34913
 3019833428       RICARDO CINTRON                                         110700                    110370
 3019833461       JERRY ARMAND                                             76500                     76500
 3019833484       RICHARD J HORWATH                                       140000                    140000
 3019833510       RAJENDRA HANSRAJ                                        151300                    151299
 3019833537       ANNA MARIA DOHNERT                                       80000                     79721

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 3019833540       NECKER JEAN, JR.                                        100000                     99890
 3019833581       GORDEN B MC LAUGHLIN                                     38500                     38284
 3019833661       MELINDA WALKER                                          157500                    157500
 3019833772       GLORIA DE LOACH                                          39950                     39950
 3019833801       ABDUL A. PERSAUD                                        171000                    171000
 3019833883       RALPH WANIS                                              95900                     95900
 3019833889       DOMINICK TONDO                                           95000                     95000
 3019833939       MONTAGUE YORRICK                                        144925                    144925
 3019833957       CHARMAINE M WITTMANN                                    157500                    156618
 3019834036       ANNE P DEMBROWSKI                                        81000                     81000
 3019891244       DOROTHY A CLUTZ                                         130000                    129899
 3019891262       LARRY STEWART                                           103960                    103427
 3019891302       ARLIE J. HAMMOND                                         96000                     95599
 3019891314       EARNEST L SELPH SR                                      335000                    334975
 3019891317       ANNIE MORRIS                                             32550                     32386
 3019891332       WILLIAM PERKINS JR                                      140000                    140000
 3019891344       BUD W TINCHER                                            57750                     57536
 3019891355       JANINE BELL                                              83300                     83208
 3019891356       ODELL BURGESS                                            93750                     93750
 3019891360       WELFORD R SMITH JR                                       46750                     46750
 3019891394       PETER J MORTON                                           47700                     47634
 3019891405       ANTHONY TAYLOR                                           31000                     30923
 3019891431       DOROTHY J BARRETT                                       128400                    128346
 3019891435       TIMOTHY I MCCULLOUGH                                     56100                     56096
 3039830860       HARRY B NORETSKY                                         61789                     61789
 3039830908       PEDRO RIVERA                                             37473                     37473
 3039831027       DEBRA FERRARA                                           124133                    123677
 3039831379       PAUL ELSENHOUT                                           32000                     31860
 3039831827       ROBERT K STEVENS                                         25500                     25444
 3039831910       GARY J LARSON                                            92785                     92740
 3039831937       RUBY PLUMMER                                             40500                     40455
 3039832195       CARMINE VINCENT SOCCI                                    49000                     48762
 3039832215       CAROL KROLLAGE                                           28000                     27900
 3039832278       EWA NADOLCZAK                                            30000                     29910
 3039832319       ALFRED E. OKA                                            26000                     25886
 3039832392       KANUBHAI PATEL                                           44700                     44375
 3039832393       JEFFREY NEVINS                                           18000                     17927
 3039832586       KEVIN P. LYNCH                                           41570                     41570
 3039832595       KASHIF SAEED                                             53000                     52949
 3039832798       GLORIA MILLER                                            34350                     34293
 3039832889       CHARLES BROWNE                                           56000                     56000
 3039832995       EUGENE W MEEHAN                                          50000                     49855
 3039833325       SAMUEL G. MANGANELLA                                     31154                     31154
 3039891399       WAYNE A SOUTHARD                                         21750                     21625
 3019800623       RAFAEL A DURAN                                          177600                    177600
 3019800629       CARLOS MARIN                                            135000                    135000
 3019800632       RITA A NULUD                                             80500                     80500
 3019800643       HECTOR DURAN                                            255500                    255500
 3019803557       BRENDA S ANDERSON                                        43000                     43000
 3019803581       JAMES R KISH                                             25050                     25032
 3019803588       JEWELL STAFFORD                                          36000                     36000
 3019803627       JAMES SHELTON                                            44200                     44163
 3019803635       DEBRA PRINCE                                             53600                     53600

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 3019803648       LOTTIE M EVANS                                           25000                     25000
 3019803655       CINDY E GASIEWSKI                                        42400                     42400
 3019803665       DELORA J. McCRACKEN                                      21000                     21000
 3019803675       HAYWARD JARVIS                                           21700                     21657
 3019803710       KENNETH R BUSSEY SR                                      52000                     52000
 3019803760       JOE ATTEBURY                                            153000                    153000
 3019803794       KARLA J LEE                                              43050                     43050
 3019803806       LEONARD ASKEW                                            50250                     50250
 3019805152       ELEANORA R SPRATT                                       206905                    206738
 3019805203       GERARD A RICCARDI JR                                    100260                    100240
 3019805247       LUIS A JIMENEZ                                           84750                     84750
 3019805297       GAIL BURKE                                               73800                     73800
 3019805310       JAMES ROUGHT                                             44000                     44000
 3019805366       KELLY A WREN                                             57800                     57784
 3019805417       CHARLEE M HELFRICH                                       56000                     55995
 3019805440       WILLIAM J HARRISON III                                   83700                     83700
 3019805454       SHEILA K DIAMICO                                         72900                     72900
 3019805469       ALBERT P. LANDINO                                        61000                     61000
 3019805497       CHARLES A HILL SR                                        58225                     58225
 3019805499       ELIZABETH MILBY                                          53250                     53250
 3019805501       EDWARD W. STEVENS                                        93500                     93500
 3019805518       MALCOLM W. SHEARER, JR.                                 225000                    225000
 3019805533       JOSE LEBRON                                             108800                    108800
 3019805540       BRYAN OLIMPO                                             70550                     70550
 3019805541       HARRIETT H FOUTZ                                         77350                     77181
 3019805558       GAIL L BUNTY                                             97750                     97750
 3019805563       JOSEPH CHIPKAR                                           46750                     46750
 3019805574       TERRY CONNER                                             52000                     51943
 3019805602       ELIZABETH MENGARPUAN                                     77600                     77600
 3019805646       SONYA M WARRICK                                          47200                     47200
 3019829641       ANTOINETTE JOLLY                                         53000                     53000
 3019830069       MARK R. WARDELL                                          65250                     65201
 3019830397       PRENA ZADRIMA                                           152100                    152100
 3019830851       ANTHONY BIANCO                                          192000                    192000
 3019831087       BIANCA G. OLIVAS                                        190349                    188886
 3019831693       GONCALO SANTOS                                          105600                    104964
 3019831784       JOSEPH R CRESCENZI                                       93600                     93600
 3019831948       THOMAS J. BOUGHTON                                      132000                    132000
 3019832168       SCUDDER G. STEVENS                                      187500                    187500
 3019832537       KHALIL HAKIM                                             49500                     49499
 3019832538       KHALIL HAKIM                                             27750                     27750
 3019832692       HOWARD BEALE                                             52500                     52500
 3019832716       DAVID JOOST                                             100000                     99862
 3019832765       DEBRA J GROSICK                                          13600                     13445
 3019832797       MICHAEL FALLON                                          124800                    123723
 3019832817       NELSON BLOOM                                            184000                    184000
 3019832839       MARLENA MARCANO                                          62050                     62050
 3019832867       CHRISTINA C DONNELLY                                     75000                     74595
 3019832918       WILLIAM A BRUNETTO                                       62800                     62800
 3019832997       RONALD J SZAKACS                                        137250                    137250
 3019832999       RONALD J SZAKACS                                         66750                     66750
 3019833133       HENRY L. ALLI                                            80000                     80000
 3019833149       MICHAEL TORRES                                          108000                    107880

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 3019833170       DONALD R DONALD                                          55250                     55166
 3019833235       RALPH D'AGOSTINO                                        119500                    119475
 3019833263       LOUISE D. RHODES                                         60000                     60000
 3019833382       HAROLD WHELAN                                           121550                    121550
 3019833423       FRANK NAKONECHNY                                        140600                    140483
 3019833460       ALISA DRAKE                                             105000                    105000
 3019833462       NABIL YOUSSEFF                                           94000                     93558
 3019833463       AMAURIS COLON                                            71910                     71311
 3019833543       DAVIN W TOTH                                            201098                    199861
 3019833569       ISAAC R MORRIS JR                                        45050                     45050
 3019833603       JAMES E.B. ZEGER                                         50000                     49962
 3019833668       EVELYN DALMEDA                                           87000                     87000
 3019833678       BEATRICE H BILLA                                         42300                     42300
 3019833679       GUSTINE ROYSTER                                          34800                     34781
 3019833779       MARTIN P RAUEN                                          215900                    215900
 3019833792       JESSIE M. KING                                          106250                    106250
 3019833805       FRANCISCO VERA                                          144000                    144000
 3019833806       GREGORY PAPALEXIS                                       350000                    350000
 3019833812       SHELLEY LEE JOHNSON                                     130000                    130000
 3019833830       LAWRENCE J HANNON                                        70000                     70000
 3019833834       PEGGY A COMFORT                                          48000                     48000
 3019833864       PERRY IMPARO                                            128500                    128500
 3019833884       DAVID JOHNSON                                            79200                     79200
 3019833894       HAROLD E. MYERS                                         144900                    144900
 3019833920       JAMES LIGUORI                                           115000                    114734
 3019833950       BARBARA WILLHELM                                         82000                     81573
 3019834031       ROBERT BRUNO FRANKEN                                     87900                     87900
 3019834047       KURT SOLOMON                                            102400                    102400
 3019834057       ELVA JAMES                                               54000                     54000
 3019834077       JESSICA CAMPBELL                                        184000                    184000
 3019834079       DARRICK DUNK                                            170000                    170000
 3019834125       JACQUELINE R HANKERSON                                   31600                     31538
 3019834136       WAI KEUN LOU                                             29400                     29400
 3019834158       FRANCIS TITANO                                           67500                     67387
 3019834161       ROBERT A MCEWEN                                          45000                     44716
 3019834175       JOHN E. PATTON                                          100000                    100000
 3019834211       CESAR SABROSO                                           277200                    276970
 3019834276       SHAFEEK BAKSH                                           232650                    232650
 3019834337       CAROLE E THOMAS                                         124200                    124200
 3019834393       JAMES FORD                                               44000                     43805
 3019834395       RAFEEK BAKSH                                            198000                    198000
 3019834414       KATHLEEN M STEVENS                                      112000                    112000
 3019834432       EMANUEL TARAZI                                          310500                    310500
 3019834480       RONALD M BURGESS                                         48000                     48000
 3019834497       ROBERT A COHAN                                          341250                    341250
 3019834616       ROSE M BASH BROUGHTON                                   103500                    103500
 3019834688       MARK BEN                                                162000                    162000
 3019891418       JEFFREY L BRYAN                                          45000                     45000
 3019891454       WILLIE R BURGESS                                         76000                     75697
 3019891455       WILLIE R BURGESS                                         25000                     24690
 3019891478       LARRY EDWARD LAWSON                                     101250                    101250
 3019891484       THERESA C DANDRIDGE                                      66400                     66328
 3019891544       MARILYN D MOYER                                         101108                    101108

----------------------------------------------------------------------------------------------------------------
LOAN ID           CUSTOMER NAME                                      CREDIT LIMIT              BALANCE PRINCIPAL
----------------------------------------------------------------------------------------------------------------
 3039800621       JOHN XU                                                 105000                    104984
 3039805268       MARK A DOLPH                                             21927                     21927
 3039805364       JAMES S. RYALS                                           43600                     43531
 3039811110       RODRIGO J ROMAN                                          40000                     40000
 3039811116       MARK A PARDUHN                                           23616                     23616
 3039811117       RAYMOND E TALLUNGAN                                      50000                     50000
 3039833127       BING C YANG                                             129893                    129893
 3039833327       JAMES RIX OWEN                                           99857                     99610
 3039833418       GEORGE A. HOFFMAN                                        17000                     17000
 3039833477       PETER ZAMBARDINO                                        123000                    122841
 3039833575       DEAN P RHODES                                            25000                     24955
 3039833737       KENNETH A GRIMBALL                                       50000                     50000
 3039833800       PATRICIA O. SMITH                                        37700                     37680
 3039833835       DAVID C HEMPHILL                                        108882                    108797
 3039833858       VINCENT J PAGNOTTA                                       76279                     76066
 3039833900       MICHELLE EVANS                                           28000                     27899
 3039833916       MICHAEL FEINBERG                                        100000                     99720
 3039833993       FRANK R. TUSSEL                                          25000                     24911
 3039833999       SAMUEL V CUBIOTTI                                        13000                     12958
 3039834048       ANTHONY ADESSO                                           25000                     25000
 3039834191       FRANCES B. APOLINARIO                                    52000                     51571
 3039834205       HOWARD WILSON                                            75600                     75600
 3039834305       VINCENT BALDINO                                          37500                     37302
 3039834423       ALBA M PYTELL                                            28900                     28900
 3039834489       FRANK PETRULLO                                           35000                     35000
 3039834665       HOWARD M OURIEL                                          47000                     47000
 3039834676       YACOUBA DOUMOUYA                                         56000                     56000